                                                                    EXHIBIT 10.2

                       DIRECTORS DEFERRED INCOME AGREEMENT

         This Agreement is entered into on this the ______________ day of __________________, 19 ___________, by and between PEOPLES BANK OF BILOXI,
BILOXI, MISSISSIPPI, hereinafter called the "Bank", and LYLE M. PAGE, hereinafter called the "Director".

                                   WITNESSETH:

         WHEREAS, the Bank recognizes that the competent and faithful efforts of the Director on behalf of the Bank have contributed significantly to the success and growth of the Bank; and

         WHEREAS, the Bank values the efforts, abilities and accomplishments of the Director and recognizes the Director's services will substantially contribute to the continued growth and profits in the future; and

         WHEREAS, the Bank desires to compensate the Director and retain the services of the Director for five years if re-elected to serve on the Board of Directors; and

         WHEREAS, the Director, in consideration of the foregoing, agrees to continue to serve as a Director, if re-elected; and

         WHEREAS, the Director has agreed to defer receipt of fees to be earned in the future.

         NOW, THEREFORE, it is mutually agreed as follows:

1.       DEFINITIONS

         For the purposes of this Agreement, whenever the context so indicates, the singular or plural number and the masculine, feminine, or neuter gender shall be deemed to include the other, the terms, "he," "his," and "him," shall refer to the Officer, and the capitalized terms shall have the following meanings:

Beneficiary:               The person or persons the Director has designated in
                           writing to the Bank; if none, then the Director's
                           Spouse, if living; if none, then the Children of the Director; if none, then the Estate of the Director.

Children:                  The Director's children, both natural and adopted,
                           then living at the time payments are due the Children under this Agreement.

Deferred
Compensation
Benefit: The benefit provided to the Director at his Retirement Age, provided he has satisfied the conditions and terms of this Agreement, as calculated in paragraph 5.

Estate: Means the Estate of the Director. The benefits remaining, if any, after death of the Director, the Director's designated Beneficiaries, Spouse, and Children shall be paid to the Estate of the Director.

Spouse: The individual to whom the Director is legally married at the time of the Director's death.

2.       DEFERRAL OF FEES

         The Director has elected to defer receipt of Five Thousand Five Hundred and 00/100 Dollars ($5,500.00) annually of Director's fees to be earned during the five year period which commenced with the execution of the Election to Participate Form (a copy of which is attached hereto), said form to be filed with the Secretary of the Board. Any increase in Director's fees payable to the Directors of the Bank due to an increase in the fee structure shall be covered by the above mentioned election unless the Director directs the Secretary in writing within 10 days after notification of the increase and prior to the right to receive the additional fees that such additional fees are not to be deferred. If Director fees are increased or decreased during the deferral period, the compensation payable under paragraph (3) and (4) shall be determined by reference to the Adjustment Schedule held by the Secretary and adopted by the Board of Directors and evidenced by an addendum to this Agreement.

3.       COMPENSATION

         The Bank agrees to pay to the Director, if living, and if not, then to the designated Beneficiary(ies) as recorded with the Secretary of the Bank, the total sum of One Hundred Seventeen Thousand Nine Hundred Twenty and 40/100 Dollars ($117,920.40) payable in monthly installments of Nine Hundred Eighty-two and 67/100 Dollars ($982.67) for one hundred twenty consecutive months, commencing on the first day of the month following the completion of the five year deferral or the Director's attainment of age 65 whichever occurs last, or upon Director's death if such shall occur first. However, said amounts shall be adjusted as provided by the provisions of paragraph 5 as required therein.

4.       DEATH OF DIRECTOR AFTER BEGINNING OF PAYMENTS

         If the Director dies after the beginning of monthly payments, but prior to receiving the full one hundred twenty monthly installments, the remaining monthly installments will be paid to the Director's designated Beneficiary(ies). The Beneficiary(ies) shall receive all remaining monthly installments which the Director would have received until the total sum set forth in paragraph 3 is paid.

5.       BENEFIT REDUCTION CLAUSE

         If the Director shall terminate service on the Board during the five year deferral period, the benefits provided under this Agreement will be reduced prorata by the amount of time remaining in the five year period.

6.       STATUS OF AGREEMENT

         This Agreement does not constitute a contract of employment between the parties, nor shall any provision of this Agreement restrict the right of the Bank's Shareholders to replace the Director or the right of the Director to terminate service on the Board.

7.       BINDING EFFECT

         This Agreement shall be binding upon the parties hereto and upon the successors and assigns of the Bank, and upon the heirs and legal representatives of the Director.

8.       BENEFICIARY DESIGNATION

         For purposes of this Agreement, the Director shall designate primary and contingent Beneficiary(ies) on forms furnished by the Bank (a copy is attached hereto). Such Director may then from time to time change the designated Beneficiary(ies) by written notice to the Bank and upon such change, the rights of all previously designated Beneficiary(ies) to receive any benefits under this Agreement shall cease. If, at the date of death of the Director, no duly designated

Beneficiary(ies) exists, or if the Beneficiary(ies) designated shall have died prior to the death of the Director, or if the Director has revoked a prior designation by a writing filed with the Bank without having filed a new designation, then any death benefits which would have been payable to the Beneficiary(ies) shall be payable to the Director's Spouse, if any; if none, to the Director's surviving Children, share and share alike; or if non survive, then to the Director's Estate.

9.       INCOMPETENCY

         If the Bank shall find that any person to whom any payment is payable under this Agreement is unable to care for their affairs because of illness or accident, or is a minor, any payment due (unless a prior claim therefore shall have been made by a duly appointed guardian, committee or other legal representative) may be paid to the spouse, a child, a parent, a brother or sister, or a custodian determined pursuant to the Uniform Gift to Minors Act, or to any person deemed by the Bank to have incurred expense for such person otherwise entitled to payment, in such manner and proportions as the Bank may determine. Any such payment shall be a complete discharge of the liabilities of the Bank under this Agreement.

10.      ASSIGNMENT OF RIGHTS

         None of the rights to compensation under this Agreement are assignable by the Director or any Beneficiary(ies) or designee of the Director, and any attempt to anticipate, sell, transfer, assign, pledge, encumber, or change the Director's right to receive Compensation shall be void.

11.      FUNDING

         The Bank's obligations under this Agreement shall be an unfunded and unsecured promise to pay. The Bank shall not be obligated under any circumstances to fund or otherwise secure its obligations under this Agreement. Under no circumstances will the Bank, without the consent of the Director, cause this Agreement to be directly funded in whole or part through escrow, trust, or otherwise such as to create a pre-retirement or post-retirement taxable event to the Director or an annual post-death taxable event to his beneficiary through direct annual or monthly payments to the Director of his beneficiary as provided in paragraph 3.

12.      DIRECTOR RIGHTS

         The rights of the Director, any designated Beneficiary(ies) of the Director, or any other person claiming through the Director under this Agreement, shall be solely those of an unsecured general creditor of the Bank. The Director, a designated Beneficiary(ies) of the Director, or any other person claiming through the Director shall only have the right to receive from the Bank those payments as specified under this Agreement.

13.      ASSETS

         It is agreed that the Director, the Director's designated Beneficiary(ies), or any other person claiming through the Director shall have no rights or interests whatsoever in any asset of the Bank in connection with the liabilities the Bank has assumed under this Agreement, or otherwise. Any asset used or acquired by the Bank in connection with the liabilities it has assumed under this Agreement shall not be deemed to be held under any trust for the benefit of the Director or the Director's designated Beneficiary(ies), nor shall it be considered security for the performance of the obligations of the Bank, and it shall be, and remain, a general, unpledged, and unrestricted asset of the Bank.

14.      AMENDMENT

         During the lifetime of the Director and prior to retirement, this Agreement may be amended or revoked at any time, in whole or in part, by the mutual written agreement of the Bank and the Director.

15.      LAW GOVERNING

         This Agreement shall be governed by the laws of the State of Mississippi.

16.      SEVERABILITY

         In the event that any of the provisions of this Agreement or portion thereof, are held to be inoperative or invalid by any court of competent jurisdiction, then: (1) insofar as is reasonable, effect will be given to the intent manifested in the provision held invalid or inoperative, and (2) the validity and enforceability of the remaining provisions will not be affected thereby.

17.      SUICIDE

         Notwithstanding anything to the contrary in this Agreement, the benefits otherwise provided herein shall not be payable if the Director's death results from suicide, whether sane or insane, within two years after the execution of this Agreement. If the Director dies during this two year period due to suicide, the fees deferred will be paid to the Director's designated Beneficiary(ies) in a single payment. Payment is to be made within thirty days after the Director's death is declared a suicide by competent legal authority.

Credit shall be given to the Bank for payments made prior to determination of suicide.

18.      PERIOD OF ECONOMIC HARDSHIP

         If, in any year, payments made under this Agreement would, in the sole judgment of the Board of Directors, create economic hardship for the Bank's depositors, the Board of Directors has full authority to postpone such payments.

19.      EXECUTION OF AGREEMENT

         This Agreement shall be executed in triplicate, each copy of which, when so executed and delivered, shall be an original, but all three copies shall together constitute one and the same instrument.

         In witness hereof, the parties have signed this Agreement the day and year written here below.

________________________                        ________________________________
         Date                                              LYLE M. PAGE

                                                     PEOPLES BANK OF BILOXI
                                                      BILOXI, MISSISSIPPI

________________________                        ________________________________
         Date                                                              Title

                      THE PEOPLES BANK, BILOXI, MISSISSIPPI
                               BILOXI, MISSISSIPPI

                       DIRECTORS DEFERRED INCOME AGREEMENT

         This Agreement is effective on the 1st day of January, 1991, by and between THE PEOPLES BANK, BILOXI, MISSISSIPPI Biloxi, Mississippi (the "Bank") and LYLE M. PAGE (the "Director").

                                   WITNESSETH:

         WHEREAS, the Bank recognizes that the competent and faithful efforts of the Director on behalf of the Bank have contributed significantly to the success and growth of the Bank;

         WHEREAS, the Bank values the efforts, abilities and accomplishments of the Director and recognizes the Director's services will substantially contribute to the continued growth and profits in the future;

         WHEREAS, the Bank desires to compensate the Director and retain the services of the Director if re-elected to serve on the Board of Directors;

         WHEREAS, the Director, in consideration of the foregoing, agrees to continue to serve as a Director, if re-elected; and

         WHEREAS, the Director has agreed to defer receipt of fees to be earned in the future.

         NOW, THEREFORE, it is mutually agreed as follows:

ARTICLE 1. DEFINITIONS

         For the purposes of this Agreement, whenever the context so indicates, the capitalized terms shall have the following meanings:

Beneficiary:               The person or persons designated by the Director who
                           may become entitled to receive the Compensation payable under Article 3 and Article 4 of this Agreement (See Article 8).

Deferral Period:           The sixty (60) month period which commenced on the
                           date shown on the Addendum to this AGREEMENT. An
                           Election to Participate Form signed by the Director is included and made a part of this Agreement.

ARTICLE 2. DEFERRAL OF FEES

         The Director has elected to defer receipt of Director's fees to be earned during the Deferral Period. Once the Director has executed the Election to Participate Form, a subsequent increase in the Director's fees payable due to an increase in the fee structure shall also be deferred under the provisions of this Agreement, unless the Director directs the Secretary in writing within 10 days after notification of the increase and prior to the right to receive the additional fees that such additional fees are not to be deferred. If Director fees are increased or decreased during the Deferral Period, the Compensation payable under Article 3 and Article 4 shall be actuarially determined and evidenced by the Addendum to this Agreement.

ARTICLE 3. COMPENSATION

         The Bank agrees to pay Director, if living, and if not, then to the designated Beneficiary, the Annual Compensation as shown in the Addendum to this Agreement. Annual Compensation is to be paid in monthly payments, for a total of one hundred twenty (120) consecutive payments, commencing on the first business day of the month following the date upon which the Director attains the age of 65, or upon Director's death if such shall occur before the payments have commenced. The payments may be accelerated or paid in a lump sum at the request of the Director and subject to the Board's discretion. Accelerated payments are to be actuarially determined to be of substantially the same value as payments made under the terms of this Article using the current Pension Benefit Guaranty Corporation interest rate for valuing immediate annuities. However, in any event, Compensation payable under this Article 3 and the Addendum to this Agreement shall be adjusted as provided by the provisions of Article 5.

ARTICLE 4. DEATH OF DIRECTOR AFTER BEGINNING OF PAYMENTS

         If the Director dies after the beginning of payments, but prior to receiving the full one hundred twenty (120) payments, the Bank shall continue to pay such payments to the Director's Beneficiary until the total number of payments made to the Director and the Beneficiary equal one hundred twenty
(120).

ARTICLE 5. BENEFIT REDUCTION CLAUSE

         If the Director shall terminate service on the Board during the Deferral Period, the Compensation provided under this Agreement will be reduced pro rata by the amount of time remaining in the Deferral Period.

ARTICLE 6. STATUS OF AGREEMENT

         This Agreement does not constitute a contract of employment between the parties, nor shall any provision of this Agreement restrict the right of the Bank's shareholders to replace the Director or the right of the Director to terminate service on the Board.

ARTICLE 7. BINDING EFFECT

         This Agreement shall be binding upon and inure to the benefit of the parties hereto and upon the successors and assigns of the Bank, and upon the heirs and legal representatives of the Director.

ARTICLE 8. BENEFICIARY DESIGNATION

         While covered under this Agreement, the Director may from time to time designate, in writing, any person or entity, contingently or successively to whom the Bank shall pay the Director's compensation in the event of the Director's death. If the Director fails to designate a Beneficiary or if the Beneficiary predeceases the Director, then benefits are payable to the Director's estate. If the Beneficiary dies before complete distribution of the Director's benefits, then the Bank shall pay the Director's Compensation to the Beneficiary's estate.

ARTICLE 9. INCOMPETENCY

         If the Bank shall find that any person to whom any payment is payable under this Agreement is unable to care for his or her affairs because of illness or accident, or is a minor, any payment due (unless a prior claim therefore shall have been made by a duly appointed guardian, committee or other legal representative) may be paid to the spouse, a child, a parent, a brother or sister, or a custodian determined pursuant to the Uniform Gift to Minors Act, or to any person deemed by the Bank to have incurred expense for such person otherwise entitled to payment, in such manner and proportions as the Bank may determine. Any such payment shall be a complete discharge of the liabilities of the Bank under this Agreement.

ARTICLE 10. ASSIGNMENT OF RIGHTS

         None of the rights to Compensation under this Agreement are assignable by the Director or any Beneficiary or designee of the Director, and any attempt to anticipate, sell, transfer, assign, pledge, encumber, or change the Director's right to receive Compensation shall be void.

ARTICLE 11. NAMED FIDUCIARY

              (a) The Bank is hereby designated as the Named Fiduciary under this Agreement. The Named Fiduciary shall have authority to control and manage the operation and administration of this Agreement, and it shall be responsible for establishing and carrying out a funding policy and method consistent with the objectives of this Agreement.

              (b) The Bank shall make all determinations as to rights to benefits under this Agreement. Any decision by the Bank denying a claim made by the Director or by a Beneficiary for benefits under this Agreement shall be stated in writing and delivered or mailed to the Director or such Beneficiary. Such statement shall set forth the specific reasons for the denial, written to the best of the Bank's ability in a manner that may be understood without legal or actuarial counsel. In addition, the Bank shall afford a reasonable opportunity to the Director or the Beneficiary for a full and fair review of the decision denying such claim.

              (c) Subject to the foregoing, the Board of Directors of the Bank shall have full power and authority to interpret, construe and administer this Agreement. No member of the Board of Directors of the Bank shall, in any event, be liable to any person for any action taken or omitted in connection with the interpretation, construction or administration of this Agreement, so long as such action or omission to act be made in good faith. In no event, however, shall the provisions of Article 12 or any other provisions in this Agreement prevent the Director from seeking legal recourse for any claim under this Agreement.

ARTICLE 12. FUNDING

         The Bank's obligations under this Agreement shall be an unfunded and unsecured promise to pay. The Bank shall not be obligated under any circumstances to fund or otherwise secure its obligations under this Agreement. Under no circumstances will the Bank, without the consent of the Director, cause this Agreement to be directly funded in whole or part through escrow, trust, or otherwise such as to create a taxable event to the Director or the Director's Beneficiary.

ARTICLE 13. DIRECTOR RIGHTS

         The rights of the Director, any designated Beneficiary of the Director, or any other person claiming through the Director under this agreement, shall be solely those of an unsecured general creditor of the Bank. The Director, a designated Beneficiary of the Director, or any other person claiming through the Director shall only have the right to receive from the Bank those payments as specified under this Agreement.

ARTICLE 14. ASSETS

         The Director, the Director's designated Beneficiary, or any other person claiming through the Director shall have no rights or interests whatsoever in any asset of the Bank in connection with the liabilities the Bank has assumed under this Agreement, or otherwise. Any asset used or acquired by the Bank in connection with the liabilities it has assumed under this Agreement shall not be deemed to be held in trust for the benefit of the Director or the Director's designated Beneficiary, nor shall it be considered security for the performance of the obligations of the Bank, and it shall be, and remain, a general, unpledged, and unrestricted asset of the Bank.

ARTICLE 15. AMENDMENT

         During the lifetime of the Director and prior to retirement, this Agreement may be amended or revoked at any time, in whole or part, by the mutual written agreement of the Bank and the Director.

ARTICLE 16. LAW GOVERNING

         This Agreement shall be governed by the laws of the State of Mississippi.

ARTICLE 17. SEVERABILITY

         In the event that any of the provisions of this Agreement or portion thereof, are held to be inoperative or invalid by any court of competent jurisdiction, then (1) insofar as is reasonable, effect will be given to the intent manifested in the provision held invalid or inoperative, and (2) the validity and enforceability of the remaining provisions will not be affected thereby.

ARTICLE 18. SUICIDE

         Notwithstanding anything to the contrary in this Agreement, the benefits otherwise provided herein shall not be payable if the Director's death results from suicide, whether sane or insane, within two years after the execution of this Agreement. If the Director dies during this two year period due to suicide, the fees deferred will be paid to the Director's designated Beneficiary in a single payment. Payment is to be made within thirty days after the Director's death is declared a suicide by competent legal authority. Credit shall be given to the Bank for payments made prior to determination of suicide.

ARTICLE 19. PERIOD OF ECONOMIC HARDSHIP

         If, in any year, payments made under this Agreement would, in the sole judgment of the Board of Directors, create economic hardship for the Bank's depositors, the Board of Directors has full authority to postpone such payments. However, upon such postponement, the Bank will increase the total sum payable to the Director or the Director's Beneficiaries under this Agreement by an actuarially determined amount.

ARTICLE 20. PRIOR AGREEMENTS

         This Agreement sets forth the entire understanding of the parties hereto with respect to the transactions contemplated hereby, and any previous agreements or understandings between the parties hereto regarding the subject matter hereof are merged into and superseded by this Agreement.

         IN WITNESS WHEREOF, the parties have executed this Agreement each acknowledging a receipt of the fully signed original.

___________________________           __________________________________________
           Date                                       LYLE M. PAGE

                                    THE PEOPLES BANK, BILOXI, MISSISSIPPI
                                            BILOXI, MISSISSIPPI

___________________________         By__________________________________________
          Date                                                             Title

                                THE PEOPLES BANK
                               BILOXI, MISSISSIPPI

                       DIRECTORS DEFERRED INCOME AGREEMENT

         THIS AGREEMENT is effective on the 1st day of January, 1996, by and between The Peoples Bank, Biloxi, Mississippi (the "Bank") and Tyrone Gollott (the "Director") and supersedes the existing Director Deferred Income Agreement between the parties.

                                   WITNESSETH:

         WHEREAS, the Bank recognizes that the competent and faithful efforts of the Director on behalf of the Bank have contributed significantly to the success and growth of the Bank;

         WHEREAS, the Bank values the efforts, abilities and accomplishments of the Director and recognizes the Director's services will substantially contribute to the continued growth and profits in the future;

         WHEREAS, the Bank desires to compensate the Director and retain the services of the Director if re-elected to serve on the Board of Directors;

         WHEREAS, the Director, in consideration of the foregoing, agrees to continue to serve as a Director, if re-elected; and

         WHEREAS, the Director has agreed to defer receipt of fees to be earned in the future.

         NOW, THEREFORE, it is mutually agreed as follows:

                                    ARTICLE 1

                                   DEFINITIONS

         For the purposes of this Agreement, whenever the context so requires, the capitalized terms shall have the following meanings:

         1.1 "Beneficiary" shall mean the person or persons designated by the Director who may become entitled to receive the Compensation payable under Article 3, 4, and 5 of this Agreement (See Article 8).

         1.2 "Deferral Period" shall mean the period shown on the Addendum to this Agreement. An Election to Participate Form signed by the Director is included and made a part of this Agreement.

                                    ARTICLE 2

                                DEFERRAL OF FEES

         The Director has elected to defer receipt of Director's fees to be earned during the Deferral Period. Once the Director has executed the Election to Participate Form, a subsequent increase in the director's fees payable due to an increase in the fee structure shall also be deferred under the provisions of this Agreement, unless the Director directs the Secretary in writing within 10 days after notification of the increase and prior to the right to receive the additional fees that such additional fees are not to be deferred. If Director fees are increased or decreased during the Deferral Period for any reason other than death of the Director, the compensation payable under Article 3 and Article 5 shall be actuarially determined and evidenced by the Addendum to this Agreement.

                                    ARTICLE 3

                                  COMPENSATION

         The Bank agrees to pay to the Director, if living, and if not, then to the designated Beneficiary, the Annual Compensation as shown in the Addendum to this Agreement. Annual Compensation is to be paid in monthly payments, for a total of one hundred twenty (120) consecutive payments, commencing on the first business day of the month following the Director's attainment of age 65, or upon Director's death if such event shall occur before the payments have commenced. However, in any event, Compensation payable under this Article 3 and the Addendum to this Agreement shall be recalculated to reflect any increase or decrease in the future deferral of fees for any reason other than death of the Director during the Deferral Period.

                                    ARTICLE 4

                    DEATH OF DIRECTOR DURING DEFERRAL PERIOD

         If the Director dies during the Deferral Period, the Bank shall pay to the designated Beneficiary the Annual Compensation as shown in the Addendum to this Agreement in effect at the time of death.

                                    ARTICLE 5

                  DEATH OF DIRECTOR AFTER BEGINNING OF PAYMENTS

         If the Director dies after the beginning of payments, but prior to receiving the full one hundred twenty (120) consecutive payments, the Bank shall continue to pay such payments to the Director's Beneficiary until the total number of payments made to the Director and the Beneficiary equal one hundred twenty (120).

                                    ARTICLE 6

                               STATUS OF AGREEMENT

         This Agreement does not constitute a contract of employment between the parties, nor shall any provision of this Agreement restrict the right of the Bank's shareholders to replace the Director or the right of the Director to terminate service on the Board.

                                    ARTICLE 7

                                 BINDING EFFECT

         This Agreement shall be binding upon and inure to the benefit of the parties hereto and upon the successors and assigns of the Bank, and upon the heirs and legal representatives of the Director.

                                    ARTICLE 8

                             BENEFICIARY DESIGNATION

         While covered under this Agreement, the Director may from time to time designate, in writing, any person or persons, contingently or successively to whom the Bank shall pay the Director's compensation in the event of the Director's death. If the Director fails to designate a Beneficiary or if the Beneficiary designated by the Director predeceases the Director, then benefits are payable to the Director's estate. If the Beneficiary dies before complete distribution of the Director's Compensation, then the Bank shall pay the Director's Compensation to the Director's estate.

                                    ARTICLE 9

                                  INCOMPETENCY

         If the Bank shall find that any person to whom any payment is payable under this Agreement is unable to care for his or her affairs because of illness or accident, or is a minor, any payment due (unless a prior claim therefore shall have been made by a duly appointed guardian, committee or other legal representative) may be paid to the spouse, a child, a parent, a brother or sister, or a custodian determined pursuant to the Uniform Transfers to Minors Act, or to any person deemed by the Bank to have incurred expense for such person otherwise entitled to payment, in such manner and proportions as the Bank may determine. Any such payment shall be a complete discharge of the liabilities of the Bank under this Agreement.

                                   ARTICLE 10

                              ASSIGNMENT OF RIGHTS

         None of the rights to Compensation under this Agreement are assignable by the Director or any Beneficiary or designee of the Director, and any attempt to anticipate, sell, transfer, assign, pledge, encumber, or change the Director's right to receive Compensation shall be void.

                                   ARTICLE 11

                                 NAMED FIDUCIARY

         (a) The Bank is hereby designated as the Named Fiduciary under this Agreement. The Named Fiduciary shall have authority to control and manage the operation and administration of this Agreement, and it shall be responsible for establishing and carrying out a funding policy and method consistent with the objectives of this Agreement.

         (b) The Bank shall make all determinations as to rights to benefits under this Agreement. Any decision by the Bank denying a claim made by the Director or by a Beneficiary for benefits under this Agreement shall be stated in writing and delivered or mailed to the Director or such Beneficiary. Such statement shall set forth the specific reasons for the denial, written to the best of the Bank's ability in a manner that may be understood without legal or actuarial counsel. In addition, the Bank shall afford a reasonable opportunity to the Director or the Beneficiary for a full and fair review of the decision denying such claim.

         (c) Subject to the foregoing, the Board of Directors of the Bank shall have full power and authority to interpret, construe and administer this Agreement. No member of the Board of Directors of the Bank shall, in any event, be liable to any person for any action taken or omitted in connection with the interpretation, construction or administration of this Agreement, so long as such action or omission to act be made in good faith. In no event, however, shall the provisions of Article 12 or any other provisions in this Agreement prevent the Director from seeking legal recourse for any claim under this Agreement.

                                   ARTICLE 12

                                     FUNDING

         The Bank's obligations under this Agreement shall be an unfunded and unsecured promise to pay. The Bank shall not be obligated under any circumstances to fund or otherwise secure its obligations under this Agreement. Under no circumstances will the Bank, without the consent of the Director, cause this Agreement to be directly funded in whole or part through escrow, trust, or otherwise to create a taxable event to the Director or the Director's beneficiary.

                                   ARTICLE 13

                                 DIRECTOR RIGHTS

         The rights of the Director, any designated Beneficiary of the Director, or any other person claiming through the Director under this agreement, shall be solely those of an unsecured general creditor of the Bank. The Director, a designated Beneficiary of the Director, or any other person claiming through the Director shall only have the right to receive from the Bank those payments as specified under this Agreement.

                                   ARTICLE 14

                                     ASSETS

         The Director, a Director's designated Beneficiary, or any other person claiming through the Director shall have no rights or interests whatsoever in any asset of the Bank in connection with the liabilities the Bank has assumed under this Agreement, or otherwise. Any asset used or acquired by the Bank in connection with the liabilities it has assumed under this Agreement shall not be deemed to be held in trust for the benefit of the Director or the Director's designated Beneficiary, nor shall it be considered security for the performance of the obligations of the Bank, and it shall be, and remain, a general, unpledged, and unrestricted asset of the Bank.

                                   ARTICLE 15

                                    AMENDMENT

         During the lifetime of the Director and prior to retirement, this Agreement may be amended or revoked at any time, in whole or in part, by the mutual written agreement of the Bank and the Director.

                                   ARTICLE 16

                                  LAW GOVERNING

         This Agreement shall be governed by the laws of the state of Mississippi.

                                   ARTICLE 17

                                  SEVERABILITY

         In the event that any of the provisions of this Agreement or portion thereof, are held to be inoperative or invalid by any court of competent jurisdiction, then (1) insofar as is reasonable, effect will be given to the intent manifested in the provision held invalid or inoperative, and (2) the validity and enforceability of the remaining provisions will not be affected thereby.

                                   ARTICLE 18

                                     SUICIDE

         Notwithstanding anything to the contrary in this Agreement, the benefits otherwise provided herein shall not be payable if the Director's death results from suicide, whether sane or insane, within two years after the effective date of this Agreement. If the Director dies during this two year period due to suicide, the fees deferred plus interest will be paid to the Director's designated Beneficiary in a single payment. Payment is to be made within thirty days after the Director's death is declared a suicide by competent legal authority. Credit shall be given to the Bank for payments made prior to determination of suicide.

                                   ARTICLE 19

                           PERIOD OF ECONOMIC HARDSHIP

         If, in any year, payments made under this Agreement would, in the sole judgment of the Board of Directors, create economic hardship for the Bank's depositors, the Board of Directors has full authority to postpone such payments. However, upon such postponement, the Bank will increase the total sum payable to the Director or the Director's Beneficiaries under this Agreement by an actuarially determined amount.

                                   ARTICLE 20

                                PRIOR AGREEMENTS

         This Agreement sets forth the entire understanding of the parties hereto with respect to the transactions contemplated hereby, and any previous agreements or understandings between the parties hereto regarding the subject matter hereof are merged into and superseded by this Agreement.

         IN WITNESS WHEREOF, the parties have executed this Agreement each acknowledging a receipt of the fully signed original.

                                                  ______________________________
                                                  TYRONE GOLLOTT

                                                  THE PEOPLES BANK
                                                  BILOXI, MISSISSIPPI

                                                  BY:___________________________

                                THE PEOPLES BANK
                               BILOXI, MISSISSIPPI

                       DIRECTORS DEFERRED INCOME AGREEMENT

         THIS AGREEMENT is effective on the 1st day of January, 1999, by and between The Peoples Bank, Biloxi, Mississippi (the "Bank") and Elizabeth Joachim (the "Director").

                                   WITNESSETH:

         WHEREAS, the Bank recognizes that the competent and faithful efforts of the Director on behalf of the bank have contributed significantly to the success and growth of the Bank;

         WHEREAS, the Bank values the efforts, abilities and accomplishments of the Director and recognizes the Director's services will substantially contribute to the continued growth and profits in the future;

         WHEREAS, the Bank desires to compensate the Director and retain the services of the Director if re-elected to serve on the Board of Directors;

         WHEREAS, the Director, in consideration of the foregoing, agrees to continue to serve as a Director, if re-elected; and

         WHEREAS, the Director has agreed to defer receipt of fees to be earned in the future.

         NOW, THEREFORE, it is mutually agreed as follows:

                                    ARTICLE 1

                                   DEFINITIONS

         For the purposes of this Agreement, whenever the context so requires, the capitalized terms shall have the following meanings:

         1.1 "Beneficiary" shall mean the person or persons designated by the Director who may become entitled to receive the Compensation payable under Article 3, 4, and 5 of this Agreement (See Article 8).

         1.2 "Deferral Period" shall mean the period shown on the Addendum to this Agreement. An Election to Participate Form signed by the Director Is included and made a part of this Agreement.

                                    ARTICLE 2

                                DEFERRAL OF FEES

         The Director has elected to defer receipt of Director's fees to be earned during the Deferral Period. Once the Director has executed the Election to Participate Form, a subsequent increase in the director's fees payable due to an increase in the fee structure shall also be deferred under the provisions of this Agreement, unless the Director directs the Secretary in writing within 10 days after notification of the increase and prior to the right to receive the additional fees that such additional fees are not to be deferred. If Director fees are increased or decreased during the Deferral Period for any reason other than death of the Director, the compensation payable under Article 3 and Article 5 shall be actuarially determined and evidenced by the Addendum to this Agreement.

                                    ARTICLE 3

                                  COMPENSATION

         The Bank agrees to pay to the Director, if living, and if not, then to the designated Beneficiary, the Annual Compensation as shown in the Addendum to this Agreement. Annual Compensation is to be paid in monthly payments, for a total of one hundred twenty (120) consecutive payments, commencing on the first business day of the month following the Director's attainment of age 65, or upon Director's death if such even shall occur before the payments have commenced. However, in any event, Compensation payable under this Article 3 and the Addendum to this Agreement shall be recalculated to reflect any increase or decrease in the future deferral of fees for any reason other than death of the Director during the Deferral Period.

                                    ARTICLE 4

                    DEATH OF DIRECTOR DURING DEFERRAL PERIOD

         If the Director dies during the Deferral Period, the Bank shall pay to the designated Beneficiary the Annual Compensation as shown in the Addendum to this Agreement in effect at the time of death.

                                    ARTICLE 5

                  DEATH OF DIRECTOR AFTER BEGINNING OF PAYMENTS

         If the Director dies after the beginning of payments, but prior to receiving the full one hundred twenty (120) consecutive payments, the Bank shall continue to pay such payments to the Director's Beneficiary until the total number of payments made to the Director and the Beneficiary equal one hundred twenty (120).

                                    ARTICLE 6

                               STATUS OF AGREEMENT

         This Agreement does not constitute a contract of employment between the parties, nor shall any provision of this Agreement restrict the right of the Bank's shareholders to replace the Director or the right of the Director to terminate service on the Board.

                                    ARTICLE 7

                                 BINDING EFFECT

         This Agreement shall be binding upon and inure to the benefit of the parties hereto and upon the successors and assigns of the Bank, and upon the heirs and legal representatives of the Director.

                                    ARTICLE 8

                             BENEFICIARY DESIGNATION

         While covered under this Agreement, the Director may from time to time designate, in writing, any person or persons, contingently or successively to whom the Bank shall pay the Director's compensation in the event of the Director's death. If the Director fails to designate a Beneficiary or if the Beneficiary designated by the Director predeceases the Director, then benefits are payable to the Director's estate. If the Beneficiary dies before complete distribution of the Director's Compensation, then the Bank shall pay the Director's Compensation to the Director's estate.

                                    ARTICLE 9

                                  INCOMPETENCY

         If the Bank shall find that any person to whom any payment is payable under this Agreement is unable to care for his or her affairs because of illness or accident, or is a minor, any payment due (unless a prior claim therefore shall have been made by a duly appointed guardian, committee or other legal representative) may be paid to the spouse, a child, a parent, a brother or sister, or a custodian determined pursuant to the Uniform Transfers to Minors Act, or to any person deemed by the Bank to have incurred expense for such person otherwise entitled to payment, in such manner and proportions as the Bank may determine. Any such payment shall be a complete discharge of the liabilities of the Bank under this Agreement.

                                   ARTICLE 10

                              ASSIGNMENT OF RIGHTS

         None of the rights to Compensation under this Agreement are assignable by the Director or any Beneficiary or designee of the Director, and any attempt to anticipate, sell, transfer, assign, pledge, encumber, or change the Director's right to receive Compensation shall be void.

                                   ARTICLE 11

                                 NAMED FIDUCIARY

         (a) The Bank is hereby designated as the Named Fiduciary under this Agreement. The Named Fiduciary shall have authority to control and manage the operation and administration of this Agreement, and it shall be responsible for establishing and carrying out a funding policy and method consistent with the objectives of this Agreement.

         (b) The Bank shall make all determinations as to rights to benefits under this Agreement. Any decision by the Bank denying a claim made by the Director or by a Beneficiary for benefits under this Agreement shall be stated in writing and delivered or mailed to the Director or such Beneficiary. Such statement shall set forth the specific reasons for the denial, written to the best of the Bank's ability in a manner that may be understood without legal or actuarial counsel. In addition, the Bank shall afford a reasonable opportunity to the Director or the Beneficiary for a full and fair review of the decision denying such claim.

         (c) Subject to the foregoing, the Board of Directors of the Bank shall have full power and authority to interpret, construe and administer this Agreement. No member of the Board of Directors of the Bank shall, in any event, be liable to any person for any action taken or omitted in connection with the interpretation, construction or administration of this Agreement, so long as such action or omission to act be made in good faith. In no event, however, shall the provisions of Article 12 or any other provisions in this Agreement prevent the Director from seeking legal recourse for any claim under this Agreement.

                                   ARTICLE 12

                                     FUNDING

         The Bank's obligations under this Agreement shall be an unfunded and unsecured promise to pay. The Bank shall not be obligated under any circumstances to fund or otherwise secure its obligations under this Agreement. Under no circumstances will the Bank, without the consent of the Director, cause this Agreement to be directly funded in whole or part through escrow, trust, or otherwise to create a taxable event to the Director or the Director's beneficiary.

                                   ARTICLE 13

                                 DIRECTOR RIGHTS

         The rights of the Director, any designated Beneficiary of the Director, or any other person claiming through the Director under this agreement, shall be solely those of an unsecured general creditor of the Bank. The Director, a designated Beneficiary of the Director, or any other person claiming through the Director shall only have the right to receive from the Bank those payments as specified under this Agreement.

                                   ARTICLE 14

                                     ASSETS

         The Director, a Director's designated Beneficiary, or any other person claiming through the Director shall have no rights or interests whatsoever in any asset of the Bank in connection with the liabilities the Bank has assumed under this Agreement, or otherwise. Any asset used or acquired by the Bank in connection with the liabilities it has assumed under this Agreement shall not be deemed to be held in trust for the benefit of the Director or the Director's designated Beneficiary, nor shall it be considered security for the performance of the obligations of the Bank, and it shall be, and remain, a general, unpledged, and unrestricted asset of the Bank.

                                   ARTICLE 15

                                    AMENDMENT

         During the lifetime of the Director and prior to retirement, this Agreement may be amended or revoked at any time, in whole or in part, by the mutual written agreement of the Bank and the Director.

                                   ARTICLE 16

                                  LAW GOVERNING

         This Agreement shall be governed by the laws of the state of Mississippi.

                                   ARTICLE 17

                                  SEVERABILITY

         In the event that any of the provisions of this Agreement or portion thereof, are held to be inoperative or invalid by any court of competent jurisdiction, then (1) insofar as is reasonable, effect will be given to the intent manifested in the provision held invalid or inoperative, and (2) the validity and enforceability of the remaining provisions will not be affected thereby.

                                   ARTICLE 18

                                     SUICIDE

         Notwithstanding anything to the contrary in this Agreement, the benefits otherwise provided herein shall not be payable if the Director's death results from suicide, whether sane or insane, within two years after the effective date of this Agreement. If the Director dies during this two year period due to suicide, the fees deferred plus interest will be paid to the Director's designated Beneficiary in a single payment. Payment is to be made within thirty days after the Director's death is declared a suicide by competent legal authority. Credit shall be given to the Bank for payments made prior to determination of suicide.

                                   ARTICLE 19

                           PERIOD OF ECONOMIC HARDSHIP

         If, in any year, payments made under this Agreement would, in the sole judgment of the Board of Directors, create economic hardship for the Bank's depositors, the Board of Directors has full authority to postpone such payments. However, upon such postponement, the Bank will increase the total sum payable to the Director or the Director's Beneficiaries under this Agreement by an actuarially determined amount.

                                   ARTICLE 20

                                PRIOR AGREEMENTS

         This Agreement sets forth the entire understanding of the parties hereto with respect to the transactions contemplated hereby, and any previous agreements or understandings between the parties hereto regarding the subject matter hereof are merged into and superseded by this Agreement.

         IN WITNESS WHEREOF, the parties have executed this Agreement each acknowledging a receipt of the fully signed original.
                                            ____________________________________
                                            ELIZABETH JOACHIM

                                            THE PEOPLES BANK
                                            BILOXI, MISSISSIPPI

                                            BY:_________________________________

                                THE PEOPLES BANK
                               BILOXI, MISSISSIPPI

                       DIRECTORS DEFERRED INCOME AGREEMENT

         THIS AGREEMENT is effective on the 1st day of January, 1999, by and between The Peoples Bank, Biloxi, Mississippi (the "Bank") and Rex Kelly (the "Director").

                                   WITNESSETH:

         WHEREAS, the Bank recognizes that the competent and faithful efforts of the Director on behalf of the Bank have contributed significantly to the success and growth of the Bank;

         WHEREAS, the Bank values the efforts, abilities and accomplishments of the Director and recognizes the Director's services will substantially contribute to the continued growth and profits in the future;

         WHEREAS, the Bank desires to compensate the Director and retain the services of the Director if re-elected to serve on the Board of Directors;

         WHEREAS, the Director, in consideration of the foregoing, agrees to continue to serve as a Director, if re-elected; and

         WHEREAS, the Director has agreed to defer receipt of fees to be earned in the future.

         NOW, THEREFORE, it is mutually agreed as follows:

                                    ARTICLE 1

                                   DEFINITIONS

         For the purposes of this Agreement, whenever the context so requires, the capitalized terms shall have the following meanings:

         1.1 "Beneficiary" shall mean the person or persons designated by the Director who may become entitled to receive the Compensation payable under Article 3, 4, and 5 of this Agreement (See Article 8).

         1.2 "Deferral Period" shall mean the period shown on the Addendum to this Agreement. An Election to Participate Form signed by the Director is included and made a part of this Agreement.

                                    ARTICLE 2

                                DEFERRAL OF FEES

         The Director has elected to defer receipt of Director's fees to be earned during the Deferral Period. Once the Director has executed the Election to Participate Form, a subsequent increase in the director's fees payable due to an increase in the fee structure shall also be deferred under the provisions of this Agreement, unless the Director directs the Secretary in writing within 10 days after notification of the increase and prior to the right to receive the additional fees that such additional fees are not to be deferred. If Director fees are increased or decreased during the Deferral Period for any reason other than death of the Director, the compensation payable under Article 3 and Article 5 shall be actuarially determined and evidenced by the Addendum to this Agreement.

                                    ARTICLE 3

                                  COMPENSATION

         The Bank agrees to pay to the Director, if living, and if not, then to the designated Beneficiary, the Annual Compensation as shown in the Addendum to this Agreement. Annual Compensation is to be paid in monthly payments, for a total of one hundred twenty (120) consecutive payments, commencing on the first business day of the month following the Director's attainment of age 65, or upon Director's death if such even shall occur before the payments have commenced. However, in any event, Compensation payable under this Article 3 and the Addendum to this Agreement shall be recalculated to reflect any increase or decrease in the future deferral of fees for any reason other than death of the Director during the Deferral Period.

                                    ARTICLE 4

                    DEATH OF DIRECTOR DURING DEFERRAL PERIOD

         If the Director dies during the Deferral Period, the Bank shall pay to the designated Beneficiary the Annual Compensation as shown in the Addendum to this Agreement in effect at the time of death.

                                    ARTICLE 5

                  DEATH OF DIRECTOR AFTER BEGINNING OF PAYMENTS

         If the Director dies after the beginning of payments, but prior to receiving the full one hundred twenty (120) consecutive payments, the Bank shall continue to pay such payments to the Director's Beneficiary until the total number of payments made to the Director and the Beneficiary equal one hundred twenty (120).

                                    ARTICLE 6

                               STATUS OF AGREEMENT

         This Agreement does not constitute a contract of employment between the parties, nor shall any provision of this Agreement restrict the right of the Bank's shareholders to replace the Director or the right of the Director to terminate service on the Board.

                                    ARTICLE 7

                                 BINDING EFFECT

         This Agreement shall be binding upon and inure to the benefit of the parties hereto and upon the successors and assigns of the Bank, and upon the heirs and legal representatives of the Director.

                                    ARTICLE 8

                             BENEFICIARY DESIGNATION

         While covered under this Agreement, the Director may from time to time designate, in writing, any person or persons, contingently or successively to whom the Bank shall pay the Director's compensation in the event of the Director's death. If the Director fails to designate a Beneficiary or if the Beneficiary designated by the Director predeceases the Director, then benefits are payable to the Director's estate. If the Beneficiary dies before complete distribution of the Director's Compensation, then the Bank shall pay the Director's Compensation to the Director's estate.

                                    ARTICLE 9

                                  INCOMPETENCY

         If the Bank shall find that any person to whom any payment is payable under this Agreement is unable to care for his or her affairs because of illness or accident, or is a minor, any payment due (unless a prior claim therefore shall have been made by a duly appointed guardian, committee or other legal representative) may be paid to the spouse, a child, a parent, a brother or sister, or a custodian determined pursuant to the Uniform Transfers to Minors Act, or to any person deemed by the Bank to have incurred expense for such person otherwise entitled to payment, in such manner and proportions as the Bank may determine. Any such payment shall be a complete discharge of the liabilities of the Bank under this Agreement.

                                   ARTICLE 10

                              ASSIGNMENT OF RIGHTS

         None of the rights to Compensation under this Agreement are assignable by the Director or any Beneficiary or designee of the Director, and any attempt to anticipate, sell, transfer, assign, pledge, encumber, or change the Director's right to receive Compensation shall be void.

                                   ARTICLE 11

                                 NAMED FIDUCIARY

         (a) The Bank is hereby designated as the Named Fiduciary under this Agreement. The Named Fiduciary shall have authority to control and manage the operation and administration of this Agreement, and it shall be responsible for establishing and carrying out a funding policy and method consistent with the objectives of this Agreement.

         (b) The Bank shall make all determinations as to rights to benefits under this Agreement. Any decision by the Bank denying a claim made by the Director or by a Beneficiary for benefits under this Agreement shall be stated in writing and delivered or mailed to the Director or such Beneficiary. Such statement shall set forth the specific reasons for the denial, written to the best of the Bank's ability in a manner that may be understood without legal or actuarial counsel. In addition, the Bank shall afford a reasonable opportunity to the Director or the Beneficiary for a full and fair review of the decision denying such claim.

         (c) Subject to the foregoing, the Board of Directors of the Bank shall have full power and authority to interpret, construe and administer this Agreement. No member of the Board of Directors of the Bank shall, in any event, be liable to any person for any action taken or omitted in connection with the interpretation, construction or administration of this Agreement, so long as such action or omission to act be made in good faith. In no event, however, shall the provisions of Article 12 or any other provisions in this Agreement prevent the Director from seeking legal recourse for any claim under this Agreement.

                                   ARTICLE 12

                                     FUNDING

         The Bank's obligations under this Agreement shall be an unfunded and unsecured promise to pay. The Bank shall not be obligated under any circumstances to fund or otherwise secure its obligations under this Agreement. Under no circumstances will the Bank, without the consent of the Director, cause this Agreement to be directly funded in whole or part through escrow, trust, or otherwise to create a taxable event to the Director or the Director's beneficiary.

                                   ARTICLE 13

                                 DIRECTOR RIGHTS

         The rights of the Director, any designated Beneficiary of the Director, or any other person claiming through the Director under this agreement, shall be solely those of an unsecured general creditor of the Bank. The Director, a designated Beneficiary of the Director, or any other person claiming through the Director shall only have the right to receive from the Bank those payments as specified under this Agreement.

                                   ARTICLE 14

                                     ASSETS

         The Director, a Director's designated Beneficiary, or any other person claiming through the Director shall have no rights or interests whatsoever in any asset of the Bank in connection with the liabilities the Bank has assumed under this Agreement, or otherwise. Any asset used or acquired by the Bank in connection with the liabilities it has assumed under this Agreement shall not be deemed to be held in trust for the benefit of the Director or the Director's designated Beneficiary, nor shall it be considered security for the performance of the obligations of the Bank, and it shall be, and remain, a general, unpledged, and unrestricted asset of the Bank.

                                   ARTICLE 15

                                    AMENDMENT

         During the lifetime of the Director and prior to retirement, this Agreement may be amended or revoked at any time, in whole or in part, by the mutual written agreement of the Bank and the Director.

                                   ARTICLE 16

                                  LAW GOVERNING

         This Agreement shall be governed by the laws of the state of Mississippi.

                                   ARTICLE 17

                                  SEVERABILITY

         In the event that any of the provisions of this Agreement or portion thereof, are held to be inoperative or invalid by any court of competent jurisdiction, then (1) insofar as is reasonable, effect will be given to the intent manifested in the provision held invalid or inoperative, and (2) the validity and enforceability of the remaining provisions will not be affected thereby.

                                   ARTICLE 18

                                     SUICIDE

         Notwithstanding anything to the contrary in this Agreement, the benefits otherwise provided herein shall not be payable if the Director's death results from suicide, whether sane or insane, within two years after the effective date of this Agreement. If the Director dies during this two year period due to suicide, the fees deferred plus interest will be paid to the Director's designated Beneficiary in a single payment. Payment is to be made within thirty days after the Director's death is declared a suicide by competent legal authority. Credit shall be given to the Bank for payments made prior to determination of suicide.

                                   ARTICLE 19

                           PERIOD OF ECONOMIC HARDSHIP

         If, in any year, payments made under this Agreement would, in the sole judgment of the Board of Directors, create economic hardship for the Bank's depositors, the Board of Directors has full authority to postpone such payments. However, upon such postponement, the Bank will increase the total sum payable to the Director or the Director's Beneficiaries under this Agreement by an actuarially determined amount.

                                   ARTICLE 20

                                PRIOR AGREEMENTS

         This Agreement sets forth the entire understanding of the parties hereto with respect to the transactions contemplated hereby, and any previous agreements or understandings between the parties hereto regarding the subject matter hereof are merged into and superseded by this Agreement.

         IN WITNESS WHEREOF, the parties have executed this Agreement each acknowledging a receipt of the fully signed original.

                                            ------------------------------------
                                            REX KELLY

                                            THE PEOPLES BANK
                                            BILOXI, MISSISSIPPI

                                            BY:
                                               ---------------------------------

                                THE PEOPLES BANK
                               BILOXI, MISSISSIPPI

                       DIRECTORS DEFERRED INCOME AGREEMENT

         THIS AGREEMENT is effective on the 1st day of January, 1996, by and between The Peoples Bank, Biloxi, Mississippi (the "Bank") and Lyle M. Page (the "Director").

                                   WITNESSETH:

         WHEREAS, the Bank recognizes that the competent and faithful efforts of the Director on behalf of the Bank have contributed significantly to the success and growth of the Bank;

         WHEREAS, the Bank values the efforts, abilities and accomplishments of the Director and recognizes the Director's services will substantially contribute to the continued growth and profits in the future;

         WHEREAS, the Bank desires to compensate the Director and retain the services of the Director if re-elected to serve on the Board of Directors;

         WHEREAS, the Director, in consideration of the foregoing, agrees to continue to serve as a Director, if re-elected; and

         WHEREAS, the Director has agreed to defer receipt of fees to be earned in the future.

         NOW, THEREFORE, it is mutually agreed as follows:

                                    ARTICLE 1

                                   DEFINITIONS

         For the purposes of this Agreement, whenever the context so requires, the capitalized terms shall have the following meanings:

1.1 "Beneficiary" shall mean the person or persons designated by the Director who may become entitled to receive the Compensation payable under Articles 3, 4, and 5 of this Agreement (See Article 8).

1.2 "Deferral Period" shall mean the date shown on the Addendum to this Agreement. An Election to Participate Form signed by the Director is included and made a part of this Agreement.

                                    ARTICLE 2

                                DEFERRAL OF FEES

         The Director has elected to defer receipt of Director's fees to be earned during the Deferral Period. Once the Director has executed the Election to Participate Form, a subsequent increase in the director's fees payable due to an increase in the fee structure shall also be deferred under the provisions of this Agreement, unless the Director directs the Secretary in writing within 10 days after notification of the increase and prior to the right to receive the additional fees that such additional fees are not to be deferred. If Director fees are increased or decreased during the Deferral Period for any reason other than death of the Director, the compensation payable under Article 3 and Article 5 shall be actuarially determined and evidenced by the Addendum to this Agreement.

                                    ARTICLE 3

                                  COMPENSATION

         The Bank agrees to pay to the Director, if living, and if not, then to the designated Beneficiary, the Annual Compensation as shown in the Addendum to this Agreement. Annual Compensation is to be paid in monthly payments, for a total of one hundred twenty (120) consecutive payments, commencing on the first business day of the month following the Director's attainment of age 65, or upon Director's death if such event shall occur before the payments have commenced. However, in any event, Compensation payable under this Article 3 and the Addendum to this Agreement shall be recalculated to reflect any increase or decrease in future deferral of fees for any reason other than death of the Director during the Deferral Period.

                                    ARTICLE 4

                        DEATH OF DIRECTOR DURING DEFERRAL

         If the Director dies during the Deferral Period, the Bank shall pay to the designated Beneficiary the Annual Compensation as shown in the Addendum to this Agreement in effect at the time of death.

                                    ARTICLE 5

                  DEATH OF DIRECTOR AFTER BEGINNING OF PAYMENTS

         If the Director dies after the beginning of payments, but prior to receiving the full one hundred twenty (120) consecutive payments, the Bank shall continue to pay such payments to the Director's Beneficiary until the total number of payments made to the Director and the Beneficiary equal one hundred twenty (120).

                                    ARTICLE 6

                               STATUS OF AGREEMENT

         This Agreement does not constitute a contract of employment between the parties, nor shall any provision of this Agreement restrict the right of the Bank's shareholders to replace the Director or the right of the Director to terminate service on the Board.

                                    ARTICLE 7

                                 BINDING EFFECT

         This Agreement shall be binding upon and inure to the benefit of the parties hereto and upon the successors and assigns of the Bank, and upon the heirs and legal representatives of the Director.

                                    ARTICLE 8

                             BENEFICIARY DESIGNATION

         While covered under this Agreement, the Director may from time to time designate, in writing, any person or entity, contingently or successively to whom the Bank shall pay the

Director's compensation in the event of the Director's death. If the Director fails to designate a Beneficiary or if the Beneficiary predeceases the Director, then benefits are payable to the Director's estate. If the Beneficiary dies before complete distribution of the Director's benefits, then the Bank shall pay the Director's Compensation to the Director's estate.

                                    ARTICLE 9

                                  INCOMPETENCY

         If the Bank shall find that any person to whom any payment is payable under this Agreement is unable to care for his or her affairs because of illness or accident, or is a minor, any payment due (unless a prior claim therefore shall have been made by a duly appointed guardian, committee or other legal representative) may be paid to the spouse, a child, a parent, a brother or sister, or a custodian determined pursuant to the Uniform Transfers to Minors Act, or to any person deemed by the Bank to have incurred expense for such person otherwise entitled to payment, in such manner and proportions as the Bank may determine. Any such payment shall be a complete discharge of the liabilities of the Bank under this Agreement.

                                   ARTICLE 10

                              ASSIGNMENT OF RIGHTS

         None of the rights to Compensation under this Agreement are assignable by the Director or any Beneficiary or designee of the Director, and any attempt to anticipate, sell, transfer, assign, pledge, encumber, or change the Director's right to receive Compensation shall be void.

                                   ARTICLE 11

                                 NAMED FIDUCIARY

                  (a) The Bank is hereby designated as the Named Fiduciary under this Agreement. The Named Fiduciary shall have authority to control and manage the operation and administration of this Agreement, and it shall be responsible for establishing and carrying out a funding policy and method consistent with the objectives of this Agreement.

                  (b) The Bank shall make all determinations as to rights to benefits under this Agreement. Any decision by the Bank denying a claim made by the Director or by a Beneficiary for benefits under this Agreement shall be stated in writing and delivered or mailed to the Director or such Beneficiary. Such statement shall set forth the specific reasons for the denial, written to the best of the Bank's ability in a manner that may be understood without legal or actuarial counsel. In addition, the Bank shall afford a reasonable opportunity to the Director or the Beneficiary for a full and fair review of the decision denying such claim.

                  (c) Subject to the foregoing, the Board of Directors of the Bank shall have full power and authority to interpret, construe and administer this Agreement. No member of the Board of Directors of the Bank shall, in any event, be liable to any person for any action taken or omitted in connection with the interpretation, construction or administration of this Agreement, so long as such action or omission to act be made in good faith. In no event, however, shall the provisions of Article 12 or any other provisions in this Agreement prevent the Director from seeking legal recourse for any claim under this Agreement.

                                   ARTICLE 12

                                     FUNDING

         The Bank's obligations under this Agreement shall be an unfunded and unsecured promise to pay. The Bank shall not be obligated under any circumstances to fund or otherwise secure its obligations under this Agreement. Under no circumstances will the Bank, without the consent of the Director, cause this Agreement to be directly funded in whole or part through escrow, trust, or otherwise to create a taxable event to the Director or the Director's beneficiary.

                                   ARTICLE 13

                                 DIRECTOR RIGHTS

         The rights of the Director, any designated Beneficiary of the Director, or any other person claiming through the Director under this agreement, shall be solely those of an unsecured general creditor of the Bank. The Director, a designated Beneficiary of the Director, or any other person claiming through the Director shall only have the right to receive from the Bank those payments as specified under this Agreement.

                                   ARTICLE 14

                                     ASSETS

         The Director, a Director's designated Beneficiary, or any other person claiming through the Director shall have no rights or interests whatsoever in any asset of the Bank in connection with the liabilities the Bank has assumed under this Agreement, or otherwise. Any asset used or acquired by the Bank in connection with the liabilities it has assumed under this Agreement shall not be deemed to be held in trust for the benefit of the Director or the Director's designated Beneficiary, nor shall it be considered security for the performance of the obligations of the Bank, and it shall be, and remain, a general, unpledged, and unrestricted asset of the Bank.

                                   ARTICLE 15

                                    AMENDMENT

         During the lifetime of the Director and prior to retirement, this Agreement may be amended or revoked at any time, in whole or in part, by the mutual written agreement of the Bank and the Director.

                                   ARTICLE 16

                                  LAW GOVERNING

         This Agreement shall be governed by the laws of the state of Mississippi.

                                   ARTICLE 17

                                  SEVERABILITY

         In the event that any of the provisions of this Agreement or portion thereof, are held to be inoperative or invalid by any court of competent jurisdiction, then (1) insofar as is reasonable, effect will be given to the intent manifested in the provision held invalid or inoperative, and (2) the validity and enforceability of the remaining provisions will not be affected thereby.

                                   ARTICLE 18

                                     SUICIDE

         Notwithstanding anything to the contrary in this Agreement, the benefits otherwise provided herein shall not be payable if the Director's death results from suicide, whether sane or insane, within two years after the effective date of this Agreement. If the Director dies during this two year period due to suicide, the fees deferred plus interest will be paid to the Director's designated Beneficiary in a single payment. Payment is to be made within thirty days after the Director's death is declared a suicide by competent legal authority. Credit shall be given to the Bank for payments made prior to determination of suicide.

                                   ARTICLE 19

                           PERIOD OF ECONOMIC HARDSHIP

         If, in any year, payments made under this Agreement would, in the sole judgment of the Board of Directors, create economic hardship for the Bank's depositors, the Board of Directors has full authority to postpone such payments. However, upon such postponement, the Bank will increase the total sum payable to the Director or the Director's Beneficiaries under this Agreement by an actuarially determined amount.

                                   ARTICLE 20

                                PRIOR AGREEMENTS

         This Agreement sets forth the entire understanding of the parties hereto with respect to the transactions contemplated hereby, and any previous agreements or understandings between the parties hereto regarding the subject matter hereof are merged into and superseded by this Agreement.

         IN WITNESS WHEREOF, the parties have executed this Agreement each acknowledging a receipt of the fully signed original.

                                            -----------------------------------
                                            LYLE M. PAGE

                                            THE PEOPLES BANK
                                            BILOXI, MISSISSIPPI

                                            BY:
                                               ---------------------------------

                                THE PEOPLES BANK
                               BILOXI, MISSISSIPPI

                       DIRECTORS DEFERRED INCOME AGREEMENT

         THIS AGREEMENT is effective on the 1st day of January, 1996, by and between The Peoples Bank, Biloxi, Mississippi (the "Bank") and Thomas D. Magruder (the "Director") and supersedes the existing Director Deferred Income Agreement between the parties.

                                   WITNESSETH:

         WHEREAS, the Bank recognizes that the competent and faithful efforts of the Director on behalf of the Bank have contributed significantly to the success and growth of the Bank;

         WHEREAS, the Bank values the efforts, abilities and accomplishments of the Director and recognizes the Director's services will substantially contribute to the continued growth and profits in the future;

         WHEREAS, the Bank desires to compensate the Director and retain the services of the Director if re-elected to serve on the Board of Directors;

         WHEREAS, the Director, in consideration of the foregoing, agrees to continue to serve as a Director, if re-elected; and

         WHEREAS, the Director has agreed to defer receipt of fees to be earned in the future.

         NOW, THEREFORE, it is mutually agreed as follows:

                                    ARTICLE 1

                                   DEFINITIONS

         For the purposes of this Agreement, whenever the context so requires, the capitalized terms shall have the following meanings:

         1.1 "Beneficiary" shall mean the person or persons designated by the Director who may become entitled to receive the Compensation payable under Article 3, 4, and 5 of this Agreement (See Article 8).

         1.2 "Deferral Period" shall mean the period shown on the Addendum to this Agreement. An Election to Participate Form signed by the Director is included and made a part of this Agreement.

                                    ARTICLE 2

                                DEFERRAL OF FEES

         The Director has elected to defer receipt of Director's fees to be earned during the Deferral Period. Once the Director has executed the Election to Participate Form, a subsequent increase in the director's fees payable due to an increase in the fee structure shall also be deferred under the provisions of this Agreement, unless the Director directs the Secretary in writing within 10 days after notification of the increase and prior to the right to receive the additional fees that such additional fees are not to be deferred. If Director fees are increased or decreased during the Deferral Period for any reason other than death of the Director, the compensation payable under Article 3 and Article 5 shall be actuarially determined and evidenced by the Addendum to this Agreement.

                                    ARTICLE 3

                                  COMPENSATION

         The Bank agrees to pay to the Director, if living, and if not, then to the designated Beneficiary, the Annual Compensation as shown in the Addendum to this Agreement. Annual Compensation is to be paid in monthly payments, for a total of one hundred twenty (120) consecutive payments, commencing on the first business day of the month following the Director's attainment of age 65, or upon Director's death if such event shall occur before the payments have commenced. However, in any event, Compensation payable under this Article 3 and the Addendum to this Agreement shall be recalculated to reflect any increase or decrease in the future deferral of fees for any reason other than death of the Director during the Deferral Period.

                                    ARTICLE 4

                    DEATH OF DIRECTOR DURING DEFERRAL PERIOD

         If the Director dies during the Deferral Period, the Bank shall pay to the designated Beneficiary the Annual Compensation as shown in the Addendum to this Agreement in effect at the time of death.

                                    ARTICLE 5

                  DEATH OF DIRECTOR AFTER BEGINNING OF PAYMENTS

         If the Director dies after the beginning of payments, but prior to receiving the full one hundred twenty (120) consecutive payments, the Bank shall continue to pay such payments to the Director's Beneficiary until the total number of payments made to the Director and the Beneficiary equal one hundred twenty (120).

                                    ARTICLE 6

                               STATUS OF AGREEMENT

         This Agreement does not constitute a contract of employment between the parties, nor shall any provision of this Agreement restrict the right of the Bank's shareholders to replace the Director or the right of the Director to terminate service on the Board.

                                    ARTICLE 7

                                 BINDING EFFECT

         This Agreement shall be binding upon and inure to the benefit of the parties hereto and upon the successors and assigns of the Bank, and upon the heirs and legal representatives of the Director.

                                    ARTICLE 8

                             BENEFICIARY DESIGNATION

         While covered under this Agreement, the Director may from time to time designate, in writing, any person or persons, contingently or successively to whom the Bank shall pay the Director's compensation in the event of the Director's death. If the Director fails to designate a Beneficiary or if the Beneficiary designated by the Director predeceases the Director, then benefits are payable to the Director's estate. If the Beneficiary dies before complete distribution of the Director's Compensation, then the Bank shall pay the Director's Compensation to the Director's estate.

                                    ARTICLE 9

                                  INCOMPETENCY

         If the Bank shall find that any person to whom any payment is payable under this Agreement is unable to care for his or her affairs because of illness or accident, or is a minor, any payment due (unless a prior claim therefore shall have been made by a duly appointed guardian, committee or other legal representative) may be paid to the spouse, a child, a parent, a brother or sister, or a custodian determined pursuant to the Uniform Transfers to Minors Act, or to any person deemed by the Bank to have incurred expense for such person otherwise entitled to payment, in such manner and proportions as the Bank may determine. Any such payment shall be a complete discharge of the liabilities of the Bank under this Agreement.

                                   ARTICLE 10

                              ASSIGNMENT OF RIGHTS

         None of the rights to Compensation under this Agreement are assignable by the Director or any Beneficiary or designee of the Director, and any attempt to anticipate, sell, transfer, assign, pledge, encumber, or change the Director's right to receive Compensation shall be void.

                                   ARTICLE 11

                                 NAMED FIDUCIARY

         (a) The Bank is hereby designated as the Named Fiduciary under this Agreement. The Named Fiduciary shall have authority to control and manage the operation and administration of this Agreement, and it shall be responsible for establishing and carrying out a funding policy and method consistent with the objectives of this Agreement.

         (b) The Bank shall make all determinations as to rights to benefits under this Agreement. Any decision by the Bank denying a claim made by the Director or by a Beneficiary for benefits under this Agreement shall be stated in writing and delivered or mailed to the Director or such Beneficiary. Such statement shall set forth the specific reasons for the denial, written to the best of the Bank's ability in a manner that may be understood without legal or actuarial counsel. In addition, the Bank shall afford a reasonable opportunity to the Director or the Beneficiary for a full and fair review of the decision denying such claim.

         (c) Subject to the foregoing, the Board of Directors of the Bank shall have full power and authority to interpret, construe and administer this Agreement. No member of the Board of Directors of the Bank shall, in any event, be liable to any person for any action taken or omitted in connection with the interpretation, construction or administration of this Agreement, so long as such action or omission to act be made in good faith. In no event, however, shall the provisions of Article 12 or any other provisions in this Agreement prevent the Director from seeking legal recourse for any claim under this Agreement.

                                   ARTICLE 12

                                     FUNDING

         The Bank's obligations under this Agreement shall be an unfunded and unsecured promise to pay. The Bank shall not be obligated under any circumstances to fund or otherwise secure its obligations under this Agreement. Under no circumstances will the Bank, without the consent of the Director, cause this Agreement to be directly funded in whole or part through escrow, trust, or otherwise to create a taxable event to the Director or the Director's beneficiary.

                                   ARTICLE 13

                                 DIRECTOR RIGHTS

         The rights of the Director, any designated Beneficiary of the Director, or any other person claiming through the Director under this agreement, shall be solely those of an unsecured general creditor of the Bank. The Director, a designated Beneficiary of the Director, or any other person claiming through the Director shall only have the right to receive from the Bank those payments as specified under this Agreement.

                                   ARTICLE 14

                                     ASSETS

         The Director, a Director's designated Beneficiary, or any other person claiming through the Director shall have no rights or interests whatsoever in any asset of the Bank in connection with the liabilities the Bank has assumed under this Agreement, or otherwise. Any asset used or acquired by the Bank in connection with the liabilities it has assumed under this Agreement shall not be deemed to be held in trust for the benefit of the Director or the Director's designated Beneficiary, nor shall it be considered security for the performance of the obligations of the Bank, and it shall be, and remain, a general, unpledged, and unrestricted asset of the Bank.

                                   ARTICLE 15

                                    AMENDMENT

         During the lifetime of the Director and prior to retirement, this Agreement may be amended or revoked at any time, in whole or in part, by the mutual written agreement of the Bank and the Director.

                                   ARTICLE 16

                                  LAW GOVERNING

         This Agreement shall be governed by the laws of the state of Mississippi.

                                   ARTICLE 17

                                  SEVERABILITY

         In the event that any of the provisions of this Agreement or portion thereof, are held to be inoperative or invalid by any court of competent jurisdiction, then (1) insofar as is reasonable, effect will be given to the intent manifested in the provision held invalid or inoperative, and (2) the validity and enforceability of the remaining provisions will not be affected thereby.

                                   ARTICLE 18

                                     SUICIDE

         Notwithstanding anything to the contrary in this Agreement, the benefits otherwise provided herein shall not be payable if the Director's death results from suicide, whether sane or insane, within two years after the effective date of this Agreement. If the Director dies during this two year period due to suicide, the fees deferred plus interest will be paid to the Director's designated Beneficiary in a single payment. Payment is to be made within thirty days after the Director's death is declared a suicide by competent legal authority. Credit shall be given to the Bank for payments made prior to determination of suicide.

                                   ARTICLE 19

                           PERIOD OF ECONOMIC HARDSHIP

         If, in any year, payments made under this Agreement would, in the sole judgment of the Board of Directors, create economic hardship for the Bank's depositors, the Board of Directors has full authority to postpone such payments. However, upon such postponement, the Bank will increase the total sum payable to the Director or the Director's Beneficiaries under this Agreement by an actuarially determined amount.

                                   ARTICLE 20

                                PRIOR AGREEMENTS

         This Agreement sets forth the entire understanding of the parties hereto with respect to the transactions contemplated hereby, and any previous agreements or understandings between the parties hereto regarding the subject matter hereof are merged into and superseded by this Agreement.

         IN WITNESS WHEREOF, the parties have executed this Agreement each acknowledging a receipt of the fully signed original.

                                            ___________________________________
                                            THOMAS D. MAGRUDER

                                            THE PEOPLES BANK
                                            BILOXI, MISSISSIPPI

                                            BY: ________________________________

                                THE PEOPLES BANK
                         DIRECTOR DEFERRED FEE AGREEMENT

         THIS AGREEMENT, effective as of January 1, 2003 (the "Effective Date"), is made by and between The Peoples Bank, with its principal office located in Biloxi, Mississippi (the "Company"), and Dan Magruder (the "Director").

                                  INTRODUCTION

         To encourage the Director to remain a member of the Company's Board of Directors, the Company is willing to provide to the Director a deferred fee opportunity. The Company will pay the Director's benefits from the Company's general assets.

                                    AGREEMENT

         The Director and the Company agree as follows:

                                    ARTICLE 1
                                   DEFINITIONS

         1.1 Definitions. Whenever used in this Agreement, the following words and phrases shall have the meanings specified:

                  1.1.1    "Anniversary Date" means December 31st of each year.

                  1.1.2 "Code" means the Internal Revenue Code of 1986, as amended.

                  1.1.3 "Deferral Account" means the Company's accounting of the Director's accumulated Deferrals plus accrued interest.

                  1.1.4 "Deferrals" means the amount of the Director's Fees which the Director elects to defer according to this Agreement.

                  1.1.5    "Election Form" means the Form attached as Exhibit A.

                  1.1.6 "Fees" means the total fees payable to the Director during a Plan Year.

                  1.1.7    "Normal Retirement Age" means age sixty-five (65).

                  1.1.8 "Normal Retirement Date" means the later of the Normal Retirement Age or Termination of Service.

                  1.1.9 "Plan Year" means each twelve (12) consecutive month period beginning on January 1st of each year and ending on December 31st of each year.

                  1.1.10 "Termination of Service" means that the Director ceases to be a member of the Company's Board of Directors for any reason whatsoever other than by reason of a leave of absence that is approved by the Company.

                                    ARTICLE 2
                                DEFERRAL ELECTION

         2.1 Initial Election. The Director shall make an initial deferral election under this Agreement by filing with the Company a signed Election Form within 30 days after the Effective Date of this Agreement. The Election Form shall set forth the amount of Fees to be deferred and shall be effective to defer only Fees earned after the date the Election Form is received by the Company.

         2.2      Election Changes

                  2.2.1 Generally. Upon Company approval, the Director may modify the amount of Fees to be deferred annually by filing a new Election Form with the Company prior to the beginning of the Plan Year in which the Fees are to be deferred. The modified deferral election shall not be effective until the calendar year following the year in which the subsequent Election Form is received and approved by the Company.

                  2.2.2 Hardship. If an unforeseeable financial emergency arising from the death of a family member, divorce, sickness, injury, catastrophe or similar event outside the control of the Director occurs, the Director, by written instructions to the Company, may reduce future deferrals under this Agreement.

                                    ARTICLE 3
                                DEFERRAL ACCOUNT

         3.1 Establishing and Crediting. The Company shall establish a Deferral Account on its books for the Director and shall credit to the Deferral Account the following amounts:

                  3.1.1 Deferrals. The Fees deferred by the Director as of the time the Fees would have otherwise been paid to the Director.

                  3.1.2 Interest. On each Anniversary Date and immediately prior to the payment of any benefits interest shall accrue on the account balance at an annual rate of ten percent (10.00%), compounded annually. After payments have commenced, interest shall accrue on the account balance at an annual rate of seven and one-half percent (7.5%), compounded monthly.

         3.2 Statement of Accounts. The Company shall provide to the Director, within 120 days after each Anniversary Date, a statement setting forth the Deferral Account balance.

         3.3 Accounting Device Only. The Deferral Account is solely a device for measuring amounts to be paid under this Agreement. The Deferral Account is not a trust fund of any kind. The Director is a general unsecured creditor of the Company for the payment of benefits. The benefits represent the mere Company promise to pay such benefits. The Director's rights are not subject in any manner to anticipation, alienation, sale, transfer, assignment, pledge, encumbrance, attachment, or garnishment by the Director's creditors.

                                    ARTICLE 4
                                LIFETIME BENEFITS

         4.1 Normal Retirement Benefit. Upon the Normal Retirement Date the Company shall pay to the Director the benefit described in this Section 4.1 in lieu of any other benefit under this Agreement.

                  4.1.1 Amount of Benefit. The benefit under this Section 4.1 is the Deferral Account balance at the Director's Normal Retirement Date.

                  4.1.2 Payment of Benefit. The Company shall pay the benefit to the Director in one hundred twenty (120) equal monthly installments commencing on the first day of the month following the Director's Normal Retirement Date. In determining the amount of the equal monthly installments the Company shall credit interest pursuant to Section
         3.1.2 on the remaining account balance during any applicable installment period.

         4.2 Termination of Service. Upon Termination of Service prior to the Normal Retirement Age, the Company shall pay to the Director the benefit described in this Section 4.2 in lieu of any other benefit under this Agreement.

                  4.2.1 Amount of Benefit. The benefit under this Section 4.2 is the Deferral Account balance at the Director's Termination of Service.

                  4.2.2 Payment of Benefit. The Company shall pay the benefit to the Director in a single lump sum within sixty (60) days of Termination of Service.

         4.3 Hardship Distribution. Upon the Board of Director's determination (following petition by the Director) that the Director has suffered an unforeseeable financial emergency as described in Section 2.2.2, the Company shall distribute to the Director all or a portion of the Deferral Account balance as determined by the Company, but in no event shall the distribution be greater than is necessary to relieve the financial hardship.

                                    ARTICLE 5
                                 DEATH BENEFITS

         5.1 Death During Active Service. If the Director dies while in the active service of the Company, the Company shall pay to the Director's beneficiary the benefit described in this Section 5.1 in lieu of any other benefit under this Agreement.

                  5.1.1 Amount of Benefit. The benefit under Section 5.1 is the greater of: (i) the Deferral Account balance on the Director's death; or, (ii) One Hundred Twenty Four Thousand Six Hundred and No/100 Dollars ($124,600.00).

                  5.1.2 Payment of Benefit. The Company shall pay the amount stated in Section 5.1.1 to the beneficiary in one hundred twenty (120) equal monthly installments commencing on the first day of the month following the Director's death. In determining the amount of the equal monthly installments the Company shall credit interest pursuant to
         Section 3.1.2 on the remaining account balance during any applicable installment period.

         5.2 Death During Benefit Period. If the Director dies after benefit payments have commenced under this Agreement but before receiving all such payments, the Company shall pay the remaining benefits to the Director's beneficiary at the same time and in the same amounts they would have been paid to the Director had the Director survived.

         5.3 Death After Termination of Service But Before Benefit Payments Commence. If the Director is entitled to benefit payments under this Agreement, but dies prior to the commencement of said benefit payments, the Company shall pay the benefit payments to the Director's beneficiary that the Director was entitled to prior to death except that the benefit payments shall commence on the first day of the month following the date of the Director's death.

                                    ARTICLE 6
                                  BENEFICIARIES

         6.1 Beneficiary Designations. The Director shall designate a beneficiary by filing a written designation with the Company. The Director may revoke or modify the designation at any time by filing a new designation. However, designations will only be effective if signed by the Director and accepted by the Company during the Director's lifetime. The Director's beneficiary designation shall be deemed automatically revoked if the beneficiary predeceases the Director or if the Director names a spouse as beneficiary and the marriage is subsequently dissolved. If the Director dies without a valid beneficiary designation, all payments shall be made to the Director's estate.

         6.2 Facility of Payment. If a benefit is payable to a minor, to a person declared incompetent, or to a person incapable of handling the disposition of his or her property, the Company may pay such benefit to the guardian, legal representative or person having the care or custody of such minor, incompetent person or incapable person. The Company may require proof of incompetence, minority or guardianship as it may deem appropriate prior to distribution of the benefit. Such distribution shall completely discharge the Company from all liability with respect to such benefit.

                                    ARTICLE 7
                               GENERAL LIMITATIONS

         7.1 Suicide or Misstatement. The Company shall not pay any death benefit under this Agreement exceeding the Deferral Account if the Director commits suicide within two years after the date of this Agreement, or if the Director has made any material misstatement of fact on any application for life insurance purchased by the Company.

         7.2 Excess Parachute Payment. Notwithstanding any provision of this Agreement to the contrary, the Company shall not pay any benefit under this Agreement to the extent the benefit would create an excise tax under the excess parachute rules of Section 280G of the Code.

                                    ARTICLE 8
                          CLAIMS AND REVIEW PROCEDURES

         8.1 Claims Procedure. The Company shall notify any person or entity that makes a claim against the Agreement (the "Claimant") in writing, within 90 days of Claimant's written application for benefits, of his or her eligibility or non-eligibility for benefits under the Agreement. If the Company determines that the Claimant is not eligible for benefits or full benefits, the notice shall set forth (1) the specific reasons for such denial, (2) a specific reference to the provisions of the Agreement on which the denial is based, (3) a description of any additional information or material necessary for the Claimant to perfect his or her claim, and a description of why it is needed, and (4) an explanation of the Agreement's claims review procedure and other appropriate information as to the steps to be taken if the Claimant wishes to have the claim reviewed. If the Company determines that there are special circumstances requiring additional time to make a decision, the Company shall notify the Claimant of the special circumstances and the date by which a decision is expected to be made, and may extend the time for up to an additional 90 days.

         8.2 Review Procedure. If the Claimant is determined by the Company not to be eligible for benefits, or if the Claimant believes that he or she is entitled to greater or different benefits, the Claimant shall have the opportunity to have such claim reviewed by the Company by filing a petition for review with the Company within 60 days after receipt of the notice issued by the Company. Said petition shall state the specific reasons which the Claimant believes entitle him or her to benefits or to greater or different benefits. Within 60 days after receipt by the Company of the petition, the Company shall afford the Claimant (and counsel, if any) an opportunity to present his or her position to the Company verbally or in writing, and the Claimant (or counsel) shall have the right to review the pertinent documents. The Company shall notify the Claimant of its decision in writing within the 60-day period, stating specifically the basis of its decision, written in a manner calculated to be understood by the Claimant and the specific provisions of the Agreement on which the decision is based. If, because of the need for a hearing, the 60-day period is not sufficient, the decision may be deferred for up to another 60 days at the election of the Company, but notice of this deferral shall be given to the Claimant.

                                    ARTICLE 9
                           AMENDMENTS AND TERMINATION

         9.1 Agreed Amendment or Termination. Subject to Section 9.2, this Agreement may be amended or terminated only by a written agreement signed by the Company and the Director.

         9.2 Amendment or Termination by Operation of Law. The Company may amend or terminate this Agreement at any time if, pursuant to legislative, judicial or regulatory action, continuation of the Agreement would (i) cause benefits to be taxable to the Director prior to actual receipt, or (ii) result in significant financial penalties or other significantly detrimental ramifications to the Company (other than the financial impact of paying the benefits). In no event shall this Agreement be terminated under this Section 9.2 without payment to the Director of the Deferral Account balance within in a single lump sum sixty (60) days of a termination of this Agreement.

                                   ARTICLE 10
                                  MISCELLANEOUS

         10.1 Binding Effect. This Agreement shall bind the Director and the Company, and their beneficiaries, survivors, executors, administrators and transferees.

         10.2 No Guarantee of Service. This Agreement is not a contract for services. It does not give the Director the right to remain in the service of the Company, nor does it interfere with the shareholders' rights to replace the Director. It also does not require the Director to remain in the service of the Company nor interfere with the Director's right to terminate services at any time.

         10.3 Non-Transferability. Benefits under this Agreement cannot be sold, transferred, assigned, pledged, attached or encumbered in any manner.

         10.4 Tax Withholding. The Company shall withhold any taxes that are required to be withheld from the benefits provided under this Agreement.

         10.5 Applicable Law. The Agreement and all rights hereunder shall be governed by Mississippi state law, except to the extent preempted by the laws of the United States of America.

         10.6 Unfunded Arrangement. The Director and the Director's beneficiary are general unsecured creditors of the Company for the payment of benefits under this Agreement. The benefits represent the mere promise by the Company to pay such benefits. The rights to benefits are not subject in any manner to anticipation, alienation, sale, transfer, assignment, pledge, encumbrance, attachment, or garnishment by creditors. Any insurance on the Director's life is a general asset of the Company to which the Director and the Director's beneficiary have no preferred or secured claim.

         10.7 Reorganization. The Company shall not merge or consolidate into or with another company, or reorganize, or sell substantially all of its assets to another company, firm, or person unless such succeeding or continuing company, firm, or person agrees to assume and discharge the obligations of the Company under this Agreement.

         10.8 Entire Agreement. This Agreement constitutes the entire agreement between the Company and the Director as to the subject matter hereof. No rights are granted to the Director by virtue of this Agreement other than those specifically set forth herein.

         10.9 Administration. The Company shall have powers which are necessary to administer this Agreement, including but not limited to:

                  (a)      Interpreting the provisions of the Agreement;

                  (b) Establishing and revising the method of accounting for the Agreement;

                  (c)      Maintaining a record of benefit payments; and

                  (d) Establishing rules and prescribing any forms necessary or desirable to administer the Agreement.

         10.10 Named Fiduciary. The Company shall be the named fiduciary and plan administrator under the Agreement. The named fiduciary may delegate to others certain aspects of the management and operation responsibilities of the plan including the employment of advisors and the delegation of ministerial duties to qualified individuals.

         10.11 Full Obligation. Notwithstanding any provision to the contrary, when the Company has paid either the lifetime benefits or death benefits as appropriate under any section of the Agreement, the Company has completed its obligation to the Director.

         IN WITNESS WHEREOF, the Director and a duly authorized Company officer have signed this Agreement.

DIRECTOR:

________________________________________    Date:_________________________
DAN MAGRUDER

THE PEOPLES BANK

By: ____________________________________    Date:__________________________

Its: ___________________________________

                                    EXHIBIT A
                                       TO
                                THE PEOPLES BANK
                         DIRECTOR DEFERRED FEE AGREEMENT

                                DEFERRAL ELECTION

I elect to defer my Fees received under this Agreement with the Company, as follows:

      AMOUNT OF DEFERRAL                        DURATION
---------------------------------   ----------------------------------
[INITIAL AND COMPLETE ONE]          [INITIAL ONE]

_____ I elect to defer _________%   ______ One Year only
      of my Fees.

_____ I elect to defer $_________   ______ For ______ [INSERT
      of my annual Fees.                   NUMBER] Years

_____ I elect not to defer any of   ______ Until Normal
      my Fees.                             Retirement Age

I understand that I may change the amount and duration of my deferrals by filing a new election form with the Company; provided, however, that any subsequent election will not be effective until the calendar year following the year in which the new election is received by the Company.

Signature ____________________________________
          DAN MAGRUDER

Date ____________________________

Accepted by the Company this ________ day of ___________________, 20___.

By __________________________________________

Title ______________________________

                             BENEFICIARY DESIGNATION

                                THE PEOPLES BANK
                         DIRECTOR DEFERRED FEE AGREEMENT

I designate the following as beneficiary of benefits under this Agreement payable following my death:

Primary: _______________________________________________________________________

________________________________________________________________________________

Contingent: ____________________________________________________________________

________________________________________________________________________________

NOTE: TO NAME A TRUST AS BENEFICIARY, PLEASE PROVIDE THE NAME OF THE TRUSTEE(s) AND THE EXACT NAME AND DATE OF THE TRUST AGREEMENT.

I understand that I may change these beneficiary designations by filing a new written designation with the Company. I further understand that the designations will be automatically revoked if the beneficiary predeceases me, or, if I have named my spouse as beneficiary and our marriage is subsequently dissolved.

Signature _______________________
             DAN MAGRUDER

Date ____________________________

Accepted by the Company this ________ day of ___________________, 20____.

By __________________________________________

Title ________________________________

                                THE PEOPLES BANK
                         DIRECTOR DEFERRED FEE AGREEMENT

         THIS AGREEMENT, effective as of January 1, 2003 (the "Effective Date"), is made by and between The Peoples Bank, with its principal office located in Biloxi, Mississippi (the "Company"), and Drew Allen (the "Director").

                                  INTRODUCTION

         To encourage the Director to remain a member of the Company's Board of Directors, the Company is willing to provide to the Director a deferred fee opportunity. The Company will pay the Director's benefits from the Company's general assets.

                                    AGREEMENT

         The Director and the Company agree as follows:

                                    ARTICLE 1
                                   DEFINITIONS

         1.1 Definitions. Whenever used in this Agreement, the following words and phrases shall have the meanings specified:

                  1.1.1    "Anniversary Date" means December 31st of each year.

                  1.1.2 "Code" means the Internal Revenue Code of 1986, as amended.

                  1.1.3 "Deferral Account" means the Company's accounting of the Director's accumulated Deferrals plus accrued interest.

                  1.1.4 "Deferrals" means the amount of the Director's Fees which the Director elects to defer according to this Agreement.

                  1.1.5    "Election Form" means the Form attached as Exhibit A.

                  1.1.6 "Fees" means the total fees payable to the Director during a Plan Year.

                  1.1.7    "Normal Retirement Age" means age sixty-five (65).

                  1.1.8 "Normal Retirement Date" means the later of the Normal Retirement Age or Termination of Service.

                  1.1.9 "Plan Year" means each twelve (12) consecutive month period beginning on January 1st of each year and ending on December 31st of each year.

                  1.1.10 "Termination of Service" means that the Director ceases to be a member of the Company's Board of Directors for any reason whatsoever other than by reason of a leave of absence that is approved by the Company.

                                    ARTICLE 2
                                DEFERRAL ELECTION

         2.1 Initial Election. The Director shall make an initial deferral election under this Agreement by filing with the Company a signed Election Form within 30 days after the Effective Date of this Agreement. The Election Form shall set forth the amount of Fees to be deferred and shall be effective to defer only Fees earned after the date the Election Form is received by the Company.

         2.2      Election Changes

                  2.2.1 Generally. Upon Company approval, the Director may modify the amount of Fees to be deferred annually by filing a new Election Form with the Company prior to the beginning of the Plan Year in which the Fees are to be deferred. The modified deferral election shall not be effective until the calendar year following the year in which the subsequent Election Form is received and approved by the Company.

                  2.2.2 Hardship. If an unforeseeable financial emergency arising from the death of a family member, divorce, sickness, injury, catastrophe or similar event outside the control of the Director occurs, the Director, by written instructions to the Company, may reduce future deferrals under this Agreement.

                                    ARTICLE 3
                                DEFERRAL ACCOUNT

         3.1 Establishing and Crediting. The Company shall establish a Deferral Account on its books for the Director and shall credit to the Deferral Account the following amounts:

                  3.1.1 Deferrals. The Fees deferred by the Director as of the time the Fees would have otherwise been paid to the Director.

                  3.1.2 Interest. On each Anniversary Date and immediately prior to the payment of any benefits interest shall accrue on the account balance at an annual rate of ten percent (10.00%), compounded annually. After payments have commenced, interest shall accrue on the account balance at an annual rate of seven and one-half percent (7.5%), compounded monthly.

         3.2 Statement of Accounts. The Company shall provide to the Director, within 120 days after each Anniversary Date, a statement setting forth the Deferral Account balance.

         3.3 Accounting Device Only. The Deferral Account is solely a device for measuring amounts to be paid under this Agreement. The Deferral Account is not a trust fund of any kind. The Director is a general unsecured creditor of the Company for the payment of benefits. The benefits represent the mere Company promise to pay such benefits. The Director's rights are not subject in any manner to anticipation, alienation, sale, transfer, assignment, pledge, encumbrance, attachment, or garnishment by the Director's creditors.

                                    ARTICLE 4
                                LIFETIME BENEFITS

         4.1 Normal Retirement Benefit. Upon the Normal Retirement Date the Company shall pay to the Director the benefit described in this Section 4.1 in lieu of any other benefit under this Agreement.

                  4.1.1 Amount of Benefit. The benefit under this Section 4.1 is the Deferral Account balance at the Director's Normal Retirement Date.

                  4.1.2 Payment of Benefit. The Company shall pay the benefit to the Director in one hundred twenty (120) equal monthly installments commencing on the first day of the month following the Director's Normal Retirement Date. In determining the amount of the equal monthly installments the Company shall credit interest pursuant to Section
         3.1.2 on the remaining account balance during any applicable installment period.

         4.2 Termination of Service. Upon Termination of Service prior to the Normal Retirement Age, the Company shall pay to the Director the benefit described in this Section 4.2 in lieu of any other benefit under this Agreement.

                  4.2.1 Amount of Benefit. The benefit under this Section 4.2 is the Deferral Account balance at the Director's Termination of Service.

                  4.2.2 Payment of Benefit. The Company shall pay the benefit to the Director in a single lump sum within sixty (60) days of Termination of Service.

         4.3 Hardship Distribution. Upon the Board of Director's determination (following petition by the Director) that the Director has suffered an unforeseeable financial emergency as described in
         Section 2.2.2, the Company shall distribute to the Director all or a portion of the Deferral Account balance as determined by the Company, but in no event shall the distribution be greater than is necessary to relieve the financial hardship.

                                    ARTICLE 5
                                 DEATH BENEFITS

         5.1 Death During Active Service. If the Director dies while in the active service of the Company, the Company shall pay to the Director's beneficiary the benefit described in this Section 5.1 in lieu of any other benefit under this Agreement.

                  5.1.1 Amount of Benefit. The benefit under Section 5.1 is the greater of: (i) the Deferral Account balance on the Director's death; or, (ii) Two Hundred Thirty Four Thousand Three Hundred and No/100 Dollars ($234,300.00).

                  5.1.2 Payment of Benefit. The Company shall pay the amount stated in Section 5.1.1 to the beneficiary in one hundred twenty (120) equal monthly installments commencing on the first day of the month following the Director's death. In determining the amount of the equal monthly installments the Company shall credit interest pursuant to
         Section 3.1.2 on the remaining account balance during any applicable installment period.

         5.2 Death During Benefit Period. If the Director dies after benefit payments have commenced under this Agreement but before receiving all such payments, the Company shall pay the remaining benefits to the Director's beneficiary at the same time and in the same amounts they would have been paid to the Director had the Director survived.

         5.3 Death After Termination of Service But Before Benefit Payments Commence. If the Director is entitled to benefit payments under this Agreement, but dies prior to the commencement of said benefit payments, the Company shall pay the benefit payments to the Director's beneficiary that the Director was entitled to prior to death except that the benefit payments shall commence on the first day of the month following the date of the Director's death.

                                    ARTICLE 6
                                  BENEFICIARIES

         6.1 Beneficiary Designations. The Director shall designate a beneficiary by filing a written designation with the Company. The Director may revoke or modify the designation at any time by filing a new designation. However, designations will only be effective if signed by the Director and accepted by the Company during the Director's lifetime. The Director's beneficiary designation shall be deemed automatically revoked if the beneficiary predeceases the Director or if the Director names a spouse as beneficiary and the marriage is subsequently dissolved. If the Director dies without a valid beneficiary designation, all payments shall be made to the Director's estate.

         6.2 Facility of Payment. If a benefit is payable to a minor, to a person declared incompetent, or to a person incapable of handling the disposition of his or her property, the Company may pay such benefit to the guardian, legal representative or person having the care or custody of such minor, incompetent person or incapable person. The Company may require proof of incompetence, minority or guardianship as it may deem appropriate prior to distribution of the benefit. Such distribution shall completely discharge the Company from all liability with respect to such benefit.

                                    ARTICLE 7
                               GENERAL LIMITATIONS

         7.1 Suicide or Misstatement. The Company shall not pay any death benefit under this Agreement exceeding the Deferral Account if the Director commits suicide within two years after the date of this Agreement, or if the Director has made any material misstatement of fact on any application for life insurance purchased by the Company.

         7.2 Excess Parachute Payment. Notwithstanding any provision of this Agreement to the contrary, the Company shall not pay any benefit under this Agreement to the extent the benefit would create an excise tax under the excess parachute rules of Section 280G of the Code.

                                    ARTICLE 8
                          CLAIMS AND REVIEW PROCEDURES

         8.1 Claims Procedure. The Company shall notify any person or entity that makes a claim against the Agreement (the "Claimant") in writing, within 90 days of Claimant's written application for benefits, of his or her eligibility or non-eligibility for benefits under the Agreement. If the Company determines that the Claimant is not eligible for benefits or full benefits, the notice shall set forth (1) the specific reasons for such denial, (2) a specific reference to the provisions of the Agreement on which the denial is based, (3) a description of any additional information or material necessary for the Claimant to perfect his or her claim, and a description of why it is needed, and (4) an explanation of the Agreement's claims review procedure and other appropriate information as to the steps to be taken if the Claimant wishes to have the claim reviewed. If the Company determines that there are special circumstances requiring additional time to make a decision, the Company shall notify the Claimant of the special circumstances and the date by which a decision is expected to be made, and may extend the time for up to an additional 90 days.

         8.2 Review Procedure. If the Claimant is determined by the Company not to be eligible for benefits, or if the Claimant believes that he or she is entitled to greater or different benefits, the Claimant shall have the opportunity to have such claim reviewed by the Company by filing a petition for review with the Company within 60 days after receipt of the notice issued by the Company. Said petition shall state the specific reasons which the Claimant believes entitle him or her to benefits or to greater or different benefits. Within 60 days after receipt by the Company of the petition, the Company shall afford the Claimant (and counsel, if any) an opportunity to present his or her position to the Company verbally or in writing, and the Claimant (or counsel) shall have the right to review the pertinent documents. The Company shall notify the Claimant of its decision in writing within the 60-day period, stating specifically the basis of its decision, written in a manner calculated to be understood by the Claimant and the specific provisions of the Agreement on which the decision is based. If, because of the need for a hearing, the 60-day period is not sufficient, the decision may be deferred for up to another 60 days at the election of the Company, but notice of this deferral shall be given to the Claimant.

                                    ARTICLE 9
                           AMENDMENTS AND TERMINATION

         9.1 Agreed Amendment or Termination. Subject to Section 9.2, this Agreement may be amended or terminated only by a written agreement signed by the Company and the Director.

         9.2 Amendment or Termination by Operation of Law. The Company may amend or terminate this Agreement at any time if, pursuant to legislative, judicial or regulatory action, continuation of the Agreement would (i) cause benefits to be taxable to the Director prior to actual receipt, or (ii) result in significant financial penalties or other significantly detrimental ramifications to the Company (other than the financial impact of paying the benefits). In no event shall this Agreement be terminated under this Section 9.2 without payment to the Director of the Deferral Account balance within in a single lump sum sixty (60) days of a termination of this Agreement.

                                   ARTICLE 10
                                  MISCELLANEOUS

         10.1 Binding Effect. This Agreement shall bind the Director and the Company, and their beneficiaries, survivors, executors, administrators and transferees.

         10.2 No Guarantee of Service. This Agreement is not a contract for services. It does not give the Director the right to remain in the service of the Company, nor does it interfere with the shareholders' rights to replace the Director. It also does not require the Director to remain in the service of the Company nor interfere with the Director's right to terminate services at any time.

         10.3 Non-Transferability. Benefits under this Agreement cannot be sold, transferred, assigned, pledged, attached or encumbered in any manner.

         10.4 Tax Withholding. The Company shall withhold any taxes that are required to be withheld from the benefits provided under this Agreement.

         10.5 Applicable Law. The Agreement and all rights hereunder shall be governed by Mississippi state law, except to the extent preempted by the laws of the United States of America.

         10.6 Unfunded Arrangement. The Director and the Director's beneficiary are general unsecured creditors of the Company for the payment of benefits under this Agreement. The benefits represent the mere promise by the Company to pay such benefits. The rights to benefits are not subject in any manner to anticipation, alienation, sale, transfer, assignment, pledge, encumbrance, attachment, or garnishment by creditors. Any insurance on the Director's life is a general asset of the Company to which the Director and the Director's beneficiary have no preferred or secured claim.

         10.7 Reorganization. The Company shall not merge or consolidate into or with another company, or reorganize, or sell substantially all of its assets to another company, firm, or person unless such succeeding or continuing company, firm, or person agrees to assume and discharge the obligations of the Company under this Agreement.

         10.8 Entire Agreement. This Agreement constitutes the entire agreement between the Company and the Director as to the subject matter hereof. No rights are granted to the Director by virtue of this Agreement other than those specifically set forth herein.

         10.9 Administration. The Company shall have powers which are necessary to administer this Agreement, including but not limited to:

                  (a)      Interpreting the provisions of the Agreement;

                  (b) Establishing and revising the method of accounting for the Agreement;

                  (c)      Maintaining a record of benefit payments; and

                  (d) Establishing rules and prescribing any forms necessary or desirable to administer the Agreement.

         10.10 Named Fiduciary. The Company shall be the named fiduciary and plan administrator under the Agreement. The named fiduciary may delegate to others certain aspects of the management and operation responsibilities of the plan including the employment of advisors and the delegation of ministerial duties to qualified individuals.

         10.11 Full Obligation. Notwithstanding any provision to the contrary, when the Company has paid either the lifetime benefits or death benefits as appropriate under any section of the Agreement, the Company has completed its obligation to the Director.

         IN WITNESS WHEREOF, the Director and a duly authorized Company officer have signed this Agreement.

DIRECTOR:

________________________________________    Date: ________________________
DREW ALLEN

THE PEOPLES BANK

By: ____________________________________    Date: _________________________

Its: __________________________________

                                    EXHIBIT A
                                       TO
                                THE PEOPLES BANK
                         DIRECTOR DEFERRED FEE AGREEMENT

                                DEFERRAL ELECTION

I elect to defer my Fees received under this Agreement with the Company, as follows:

         AMOUNT OF DEFERRAL                      DURATION
-----------------------------------     --------------------------
[INITIAL AND COMPLETE ONE]              [INITIAL ONE]

_____  I elect to defer ___________%    ______  One Year only
       of my Fees.

_____  I elect to defer $__________     ______  For ______ [INSERT
       of my annual Fees.                      NUMBER] Years

_____  I elect not to defer any of      _____  Until Normal
       my Fees.                                Retirement Age

I understand that I may change the amount and duration of my deferrals by filing a new election form with the Company; provided, however, that any subsequent election will not be effective until the calendar year following the year in which the new election is received by the Company.

Signature __________________________________
          DREW ALLEN

Date ____________________________

Accepted by the Company this ________ day of ___________________, 20___.

By __________________________________________

Title ______________________________

                             BENEFICIARY DESIGNATION

                                THE PEOPLES BANK
                         DIRECTOR DEFERRED FEE AGREEMENT

I designate the following as beneficiary of benefits under this Agreement payable following my death:

Primary: ______________________________________________________________________

_______________________________________________________________________________

Contingent:  __________________________________________________________________

_______________________________________________________________________________

NOTE: TO NAME A TRUST AS BENEFICIARY, PLEASE PROVIDE THE NAME OF THE TRUSTEE(s) AND THE EXACT NAME AND DATE OF THE TRUST AGREEMENT.

I understand that I may change these beneficiary designations by filing a new written designation with the Company. I further understand that the designations will be automatically revoked if the beneficiary predeceases me, or, if I have named my spouse as beneficiary and our marriage is subsequently dissolved.

Signature __________________________________
          DREW ALLEN

Date _____________________________

Accepted by the Company this ________ day of ___________________, 20____.

By __________________________________________

Title ________________________________

                                THE PEOPLES BANK
                         DIRECTOR DEFERRED FEE AGREEMENT

         THIS AGREEMENT, effective as of January 1, 2003 (the "Effective Date"), is made by and between The Peoples Bank, with its principal office located in Biloxi, Mississippi (the "Company"), and Rex E. Kelly (the "Director").

                                  INTRODUCTION

         To encourage the Director to remain a member of the Company's Board of Directors, the Company is willing to provide to the Director a deferred fee opportunity. The Company will pay the Director's benefits from the Company's general assets.

                                    AGREEMENT

         The Director and the Company agree as follows:

                                    ARTICLE 1
                                   DEFINITIONS

         1.1 Definitions. Whenever used in this Agreement, the following words and phrases shall have the meanings specified:

                  1.1.1    "Anniversary Date" means December 31st of each year.

                  1.1.2 "Code" means the Internal Revenue Code of 1986, as amended.

                  1.1.3 "Deferral Account" means the Company's accounting of the Director's accumulated Deferrals plus accrued interest.

                  1.1.4 "Deferrals" means the amount of the Director's Fees which the Director elects to defer according to this Agreement.

                  1.1.5    "Election Form" means the Form attached as Exhibit A.

                  1.1.6 "Fees" means the total fees payable to the Director during a Plan Year.

                  1.1.7    "Normal Retirement Age" means age sixty-five (65).

                  1.1.8 "Normal Retirement Date" means the later of the Normal Retirement Age or Termination of Service.

                  1.1.9 "Plan Year" means each twelve (12) consecutive month period beginning on January 1st of each year and ending on December 31st of each year.

                  1.1.10 "Termination of Service" means that the Director ceases to be a member of the Company's Board of Directors for any reason whatsoever other than by reason of a leave of absence that is approved by the Company.

                                    ARTICLE 2
                                DEFERRAL ELECTION

         2.1 Initial Election. The Director shall make an initial deferral election under this Agreement by filing with the Company a signed Election Form within 30 days after the Effective Date of this Agreement. The Election Form shall set forth the amount of Fees to be deferred and shall be effective to defer only Fees earned after the date the Election Form is received by the Company.

         2.2      Election Changes

                  2.2.1 Generally. Upon Company approval, the Director may modify the amount of Fees to be deferred annually by filing a new Election Form with the Company prior to the beginning of the Plan Year in which the Fees are to be deferred. The modified deferral election shall not be effective until the calendar year following the year in which the subsequent Election Form is received and approved by the Company.

                  2.2.2 Hardship. If an unforeseeable financial emergency arising from the death of a family member, divorce, sickness, injury, catastrophe or similar event outside the control of the Director occurs, the Director, by written instructions to the Company, may reduce future deferrals under this Agreement.

                                    ARTICLE 3
                                DEFERRAL ACCOUNT

         3.1 Establishing and Crediting. The Company shall establish a Deferral Account on its books for the Director and shall credit to the Deferral Account the following amounts:

                  3.1.1 Deferrals. The Fees deferred by the Director as of the time the Fees would have otherwise been paid to the Director.

                  3.1.2 Interest. On each Anniversary Date and immediately prior to the payment of any benefits interest shall accrue on the account balance at an annual rate of ten percent (10.00%), compounded annually. After payments have commenced, interest shall accrue on the account balance at an annual rate of seven and one-half percent (7.5%), compounded monthly.

         3.2 Statement of Accounts. The Company shall provide to the Director, within 120 days after each Anniversary Date, a statement setting forth the Deferral Account balance.

         3.3 Accounting Device Only. The Deferral Account is solely a device for measuring amounts to be paid under this Agreement. The Deferral Account is not a trust fund of any kind. The Director is a general unsecured creditor of the Company for the payment of benefits. The benefits represent the mere Company promise to pay such benefits. The Director's rights are not subject in any manner to anticipation, alienation, sale, transfer, assignment, pledge, encumbrance, attachment, or garnishment by the Director's creditors.

                                    ARTICLE 4
                                LIFETIME BENEFITS

         4.1 Normal Retirement Benefit. Upon the Normal Retirement Date the Company shall pay to the Director the benefit described in this Section 4.1 in lieu of any other benefit under this Agreement.

                  4.1.1 Amount of Benefit. The benefit under this Section 4.1 is the Deferral Account balance at the Director's Normal Retirement Date.

                  4.1.2 Payment of Benefit. The Company shall pay the benefit to the Director in one hundred twenty (120) equal monthly installments commencing on the first day of the month following the Director's Normal Retirement Date. In determining the amount of the equal monthly installments the Company shall credit interest pursuant to Section
         3.1.2 on the remaining account balance during any applicable installment period.

         4.2 Termination of Service. Upon Termination of Service prior to the Normal Retirement Age, the Company shall pay to the Director the benefit described in this Section 4.2 in lieu of any other benefit under this Agreement.

                  4.2.1 Amount of Benefit. The benefit under this Section 4.2 is the Deferral Account balance at the Director's Termination of Service.

                  4.2.2 Payment of Benefit. The Company shall pay the benefit to the Director in a single lump sum within sixty (60) days of Termination of Service.

         4.3 Hardship Distribution. Upon the Board of Director's determination (following petition by the Director) that the Director has suffered an unforeseeable financial emergency as described in Section 2.2.2, the Company shall distribute to the Director all or a portion of the Deferral Account balance as determined by the Company, but in no event shall the distribution be greater than is necessary to relieve the financial hardship.

                                    ARTICLE 5
                                 DEATH BENEFITS

         5.1 Death During Active Service. If the Director dies while in the active service of the Company, the Company shall pay to the Director's beneficiary the benefit described in this Section 5.1 in lieu of any other benefit under this Agreement.

                  5.1.1 Amount of Benefit. The benefit under Section 5.1 is the greater of: (i) the Deferral Account balance on the Director's death; or, (ii) One Hundred Twelve Thousand One Hundred and No/100 Dollars ($112,100.00).

                  5.1.2 Payment of Benefit. The Company shall pay the amount stated in Section 5.1.1 to the beneficiary in one hundred twenty (120) equal monthly installments commencing on the first day of the month following the Director's death. In determining the amount of the equal monthly installments the Company shall credit interest pursuant to
         Section 3.1.2 on the remaining account balance during any applicable installment period.

         5.2 Death During Benefit Period. If the Director dies after benefit payments have commenced under this Agreement but before receiving all such payments, the Company shall pay the remaining benefits to the Director's beneficiary at the same time and in the same amounts they would have been paid to the Director had the Director survived.

         5.3 Death After Termination of Service But Before Benefit Payments Commence. If the Director is entitled to benefit payments under this Agreement, but dies prior to the commencement of said benefit payments, the Company shall pay the benefit payments to the Director's beneficiary that the Director was entitled to prior to death except that the benefit payments shall commence on the first day of the month following the date of the Director's death.

                                    ARTICLE 6
                                  BENEFICIARIES

         6.1 Beneficiary Designations. The Director shall designate a beneficiary by filing a written designation with the Company. The Director may revoke or modify the designation at any time by filing a new designation. However, designations will only be effective if signed by the Director and accepted by the Company during the Director's lifetime. The Director's beneficiary designation shall be deemed automatically revoked if the beneficiary predeceases the Director or if the Director names a spouse as beneficiary and the marriage is subsequently dissolved. If the Director dies without a valid beneficiary designation, all payments shall be made to the Director's estate.

         6.2 Facility of Payment. If a benefit is payable to a minor, to a person declared incompetent, or to a person incapable of handling the disposition of his or her property, the Company may pay such benefit to the guardian, legal representative or person having the care or custody of such minor, incompetent person or incapable person. The Company may require proof of incompetence, minority or guardianship as it may deem appropriate prior to distribution of the benefit. Such distribution shall completely discharge the Company from all liability with respect to such benefit.

                                    ARTICLE 7
                               GENERAL LIMITATIONS

         7.1 Suicide or Misstatement. The Company shall not pay any death benefit under this Agreement exceeding the Deferral Account if the Director commits suicide within two years after the date of this Agreement, or if the Director has made any material misstatement of fact on any application for life insurance purchased by the Company.

         7.3 Excess Parachute Payment. Notwithstanding any provision of this Agreement to the contrary, the Company shall not pay any benefit under this Agreement to the extent the benefit would create an excise tax under the excess parachute rules of Section 280G of the Code.

                                    ARTICLE 8
                          CLAIMS AND REVIEW PROCEDURES

         8.1 Claims Procedure. The Company shall notify any person or entity that makes a claim against the Agreement (the "Claimant") in writing, within 90 days of Claimant's written application for benefits, of his or her eligibility or non-eligibility for benefits under the Agreement. If the Company determines that the Claimant is not eligible for benefits or full benefits, the notice shall set forth (1) the specific reasons for such denial, (2) a specific reference to the provisions of the Agreement on which the denial is based, (3) a description of any additional information or material necessary for the Claimant to perfect his or her claim, and a description of why it is needed, and (4) an explanation of the Agreement's claims review procedure and other appropriate information as to the steps to be taken if the Claimant wishes to have the claim reviewed. If the Company determines that there are special circumstances requiring additional time to make a decision, the Company shall notify the Claimant of the special circumstances and the date by which a decision is expected to be made, and may extend the time for up to an additional 90 days.

         8.2 Review Procedure. If the Claimant is determined by the Company not to be eligible for benefits, or if the Claimant believes that he or she is entitled to greater or different benefits, the Claimant shall have the opportunity to have such claim reviewed by the Company by filing a petition for review with the Company within 60 days after receipt of the notice issued by the Company. Said petition shall state the specific reasons which the Claimant believes entitle him or her to benefits or to greater or different benefits. Within 60 days after receipt by the Company of the petition, the Company shall afford the Claimant (and counsel, if any) an opportunity to present his or her position to the Company verbally or in writing, and the Claimant (or counsel) shall have the right to review the pertinent documents. The Company shall notify the Claimant of its decision in writing within the 60-day period, stating specifically the basis of its decision, written in a manner calculated to be understood by the Claimant and the specific provisions of the Agreement on which the decision is based. If, because of the need for a hearing, the 60-day period is not sufficient, the decision may be deferred for up to another 60 days at the election of the Company, but notice of this deferral shall be given to the Claimant.

                                    ARTICLE 9
                           AMENDMENTS AND TERMINATION

         9.1 Agreed Amendment or Termination. Subject to Section 9.2, this Agreement may be amended or terminated only by a written agreement signed by the Company and the Director.

         9.2 Amendment or Termination by Operation of Law. The Company may amend or terminate this Agreement at any time if, pursuant to legislative, judicial or regulatory action, continuation of the Agreement would (i) cause benefits to be taxable to the Director prior to actual receipt, or (ii) result in significant financial penalties or other significantly detrimental ramifications to the Company (other than the financial impact of paying the benefits). In no event shall this Agreement be terminated under this Section 9.2 without payment to the Director of the Deferral Account balance within in a single lump sum sixty (60) days of a termination of this Agreement.

                                   ARTICLE 10
                                  MISCELLANEOUS

         10.1 Binding Effect. This Agreement shall bind the Director and the Company, and their beneficiaries, survivors, executors, administrators and transferees.

         10.2 No Guarantee of Service. This Agreement is not a contract for services. It does not give the Director the right to remain in the service of the Company, nor does it interfere with the shareholders' rights to replace the Director. It also does not require the Director to remain in the service of the Company nor interfere with the Director's right to terminate services at any time.

         10.3 Non-Transferability. Benefits under this Agreement cannot be sold, transferred, assigned, pledged, attached or encumbered in any manner.

         10.4 Tax Withholding. The Company shall withhold any taxes that are required to be withheld from the benefits provided under this Agreement.

         10.5 Applicable Law. The Agreement and all rights hereunder shall be governed by Mississippi state law, except to the extent preempted by the laws of the United States of America.

         10.6 Unfunded Arrangement. The Director and the Director's beneficiary are general unsecured creditors of the Company for the payment of benefits under this Agreement. The benefits represent the mere promise by the Company to pay such benefits. The rights to benefits are not subject in any manner to anticipation, alienation, sale, transfer, assignment, pledge, encumbrance, attachment, or garnishment by creditors. Any insurance on the Director's life is a general asset of the Company to which the Director and the Director's beneficiary have no preferred or secured claim.

         10.7 Reorganization. The Company shall not merge or consolidate into or with another company, or reorganize, or sell substantially all of its assets to another company, firm, or person unless such succeeding or continuing company, firm, or person agrees to assume and discharge the obligations of the Company under this Agreement.

         10.8 Entire Agreement. This Agreement constitutes the entire agreement between the Company and the Director as to the subject matter hereof. No rights are granted to the Director by virtue of this Agreement other than those specifically set forth herein.

         10.9 Administration. The Company shall have powers which are necessary to administer this Agreement, including but not limited to:

                  (a)      Interpreting the provisions of the Agreement;

                  (b) Establishing and revising the method of accounting for the Agreement;

                  (c)      Maintaining a record of benefit payments; and

                  (d) Establishing rules and prescribing any forms necessary or desirable to administer the Agreement.

         10.10 Named Fiduciary. The Company shall be the named fiduciary and plan administrator under the Agreement. The named fiduciary may delegate to others certain aspects of the management and operation responsibilities of the plan including the employment of advisors and the delegation of ministerial duties to qualified individuals.

         10.11 Full Obligation. Notwithstanding any provision to the contrary, when the Company has paid either the lifetime benefits or death benefits as appropriate under any section of the Agreement, the Company has completed its obligation to the Director.

         IN WITNESS WHEREOF, the Director and a duly authorized Company officer have signed this Agreement.

DIRECTOR:

________________________________________    Date: ________________________
REX E. KELLY

THE PEOPLES BANK

By: __________________________________      Date: _____________________________

Its: __________________________________

                                    EXHIBIT A
                                       TO
                                THE PEOPLES BANK
                         DIRECTOR DEFERRED FEE AGREEMENT

                                DEFERRAL ELECTION

I elect to defer my Fees received under this Agreement with the Company, as follows:

         AMOUNT OF DEFERRAL                      DURATION
-----------------------------------     --------------------------
[INITIAL AND COMPLETE ONE]              [INITIAL ONE]

_____  I elect to defer ___________%    ______  One Year only
       of my Fees.

_____  I elect to defer $__________     ______  For ______ [INSERT
       of my annual Fees.                      NUMBER] Years

_____  I elect not to defer any of      _____  Until Normal
       my Fees.                                Retirement Age

I understand that I may change the amount and duration of my deferrals by filing a new election form with the Company; provided, however, that any subsequent election will not be effective until the calendar year following the year in which the new election is received by the Company.

Signature  ____________________________________
              REX E. KELLY

Date  ____________________________

Accepted by the Company this ________ day of ___________________, 20___.

By  __________________________________________

Title  ______________________________

                             BENEFICIARY DESIGNATION

                                THE PEOPLES BANK
                         DIRECTOR DEFERRED FEE AGREEMENT

I designate the following as beneficiary of benefits under this Agreement payable following my death:

Primary: ______________________________________________________________________

_______________________________________________________________________________

Contingent:  __________________________________________________________________

_______________________________________________________________________________

NOTE: TO NAME A TRUST AS BENEFICIARY, PLEASE PROVIDE THE NAME OF THE TRUSTEE(s) AND THE EXACT NAME AND DATE OF THE TRUST AGREEMENT.

I understand that I may change these beneficiary designations by filing a new written designation with the Company. I further understand that the designations will be automatically revoked if the beneficiary predeceases me, or, if I have named my spouse as beneficiary and our marriage is subsequently dissolved.

Signature __________________________________
          REX E. KELLY

Date __________________________

Accepted by the Company this ________ day of ___________________, 20____.

By  __________________________________________

Title  ________________________________